                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[271,288,000] (APPROXIMATE)
                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2003-8HE

                             [THE WINTER GROUP LOGO]

                         OCWEN FINANCIAL SERVICES, INC.
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                NOVEMBER 18, 2003

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

                                   TERM SHEET
                                NOVEMBER 18, 2003

                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2003-8HE

                          $[271,288,000] (APPROXIMATE)
                               SUBJECT TO REVISION



                                                                                                EXPECTED  STATED
                                         WAL (YRS)     PAYMENT WINDOW                            FINAL     FINAL
                APPROX                   (CALL(4)/       (CALL (4)/       PAYMENT   INTEREST    MATURITY  MATURITY  EXPECTED RATINGS
  CLASS         SIZE ($)     COUPON      MATURITY)        MATURITY)        DELAY    ACCRUAL        (4)       (5)     (MOODY'S/S&P)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A      228,938,000   LIBOR + [ ]  2.88 / 3.14     1 - 101 / 1 - 227     0     Actual/360  05/2012   11/2034    Aaa/[AAA]
                           (1), (2)
------------------------------------------------------------------------------------------------------------------------------------
CLASS S (6)    Notional    1.60% -          N/A              N/A              0     Actual/360    N/A       N/A      Aaa/[AAA]
                           LIBOR (7)
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-1     16,500,000   LIBOR + [ ]  5.52 / 6.10   38 - 101 / 38 - 182     0     Actual/360  05/2012   11/2034    Aa2/[AA]
                           (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-2     12,375,000   LIBOR + [ ]  5.50 / 6.01   37 - 101 / 37 - 164     0     Actual/360  05/2012   11/2034    A2/[A]
                           (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-3      4,125,000   LIBOR + [ ]  5.49 / 5.88   37 - 101 / 37 - 141     0     Actual/360  05/2012   11/2034    A3/[A-]
                           (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-1      3,300,000   LIBOR + [ ]  5.49 / 5.78   37 - 101 / 37 - 129     0     Actual/360  05/2012   11/2034    Baa1/[BBB+]
                           (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-2      3,025,000   LIBOR + [ ]  5.49 / 5.61   37 - 101 / 37 - 116     0     Actual/360  05/2012   11/2034    Baa2/[BBB]
                           (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-3      3,025,000   LIBOR + [ ]  5.23 / 5.23   37 - 100 / 37 - 100     0     Actual/360  04/2012   11/2034    Baa3/[BBB-]
                           (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL        271,288,000
OFFERED:
------------------------------------------------------------------------------------------------------------------------------------

1)       Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin with respect to each subsequent Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins with respect to each subsequent Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

5)       Assumes latest maturity date of Mortgage Loans plus one year.

6) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any Distribution Date, will equal the aggregate outstanding principal balance of the Offered Certificates.

7) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 1.60% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined rate specified in clause (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Offered Certificates will be subject to a cap equal to the excess of (x) the product of (I) the weighted average net mortgage rate of the Mortgage Loans and (II) a fraction, the numerator of which is 30 and the denominator of which is the number of actual days in the related accrual period, over (y) One-Month LIBOR plus the applicable margin for such class of Offered Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                       212-449-3659       scott_soltas@ml.com
Charles Sorrentino                 212-449-3659       charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                        212-449-0752       matt_whalen@ml.com
Paul Park                          212-449-6380       paul_park@ml.com
Ted Bouloukos                      212-449-5029       ted_bouloukos@ml.com
Fred Hubert                        212-449-5071       fred_hubert.ml.com
Alan Chan                          212-449-8140       alan_chan.ml.com
Alice Chang                        212-449-1701       alice_chang.ml.com
Sonia Lee                          212-449-5067       sonia_lee@ml.com
Amanda Dezutter                    212-449-0725       amanda_dezutter@ml.com

ABS RESEARCH
Glenn Costello                     212-449-4457       glenn_costello@ml.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

TITLE OF OFFERED           Terwin Mortgage Trust Asset-Backed Certificates,
CERTIFICATES               Series TMTS 2003-8HE

                           Class A Certificates and Class S Certificates (collectively, the "Senior Certificates"), Class M-1, Class M-2 and Class M-3 Certificates (collectively, the "Class M Certificates"), Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates")

UNDERWRITERS               Merrill Lynch, Pierce, Fenner & Smith Incorporated

SELLER                     Terwin Advisors LLC

SERVICER                   Ocwen Financial Services, Inc.

TRUSTEE                    Wells Fargo Bank Minnesota, N.A.

LOSS MITIGATION            [The Murrayhill Company]
ADVISOR

CUT-OFF DATE               December 1, 2003

PRICING DATE               On or about November [ ], 2003

CLOSING DATE               On or about December [29], 2003

DISTRIBUTION DATES         Distribution of principal and interest on the
                           certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in January
                           2004.

ERISA CONSIDERATIONS       The offered certificates will be ERISA eligible as of
                           the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT           The offered certificates will not constitute
                           "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                 For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

OPTIONAL TERMINATION       The Servicer has the option to terminate the trust
                           when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage
                           Loans as of the Cut-Off Date.

MORTGAGE LOANS             The mortgage pool will consist of fixed rate and
                           adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") underwritten to The
                           Winter Group program Underwriting Guidelines or the guidelines of the applicable originators and will be serviced by Ocwen Financial Services, Inc. On the
                           Closing Date, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately
                           [$275,000,000].

TOTAL DEAL SIZE            Approximately $[271,288,000]

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

ADMINISTRATIVE FEES        The Servicer, Trustee, Loss Mitigation Advisor and
                           lender paid mortgage insurers will be paid fees aggregating to a weighted average of approximately
                           [60.9] bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS
                           1. Mortgage Insurance

                           2. Excess interest

                           3. Over-Collateralization

                           4. Subordination

MORTGAGE INSURANCE         As of the cut-off date, approximately 5.71% of the
                           mortgage loans will be covered by lender paid mortgage insurance; approximately 4.03%, 1.55% and 0.13% of the mortgage loans will be covered by mortgage insurance policies issued by Mortgage
                           Guaranty Insurance Corporation, Radian Guaranty, and
                           PMI, respectively. The mortgage insurance policies will only cover losses pursuant to formulas described in such related policies, down to approximately 60% of the value of the related mortgaged property. As of the cut-off date, approximately 12.44% of the mortgage loans will be covered by borrower paid mortgage insurance.

EXCESS INTEREST            Excess interest cashflow will be available as credit
                           enhancement.

OVER-COLLATERALIZATION     The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately [1.35]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 1.35% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                           Initial: [1.35]% of original principal balance of the
                                    Mortgage Loans

                           Target: [1.35]% of original principal balance of the Mortgage Loans before stepdown

                                    [2.70]% of current principal balance of the Mortgage Loans on or after stepdown

                           Floor: 0.50% of original principal balance of the Mortgage Loans

SUBORDINATION:
(1) includes OC             CLASSES          RATING (M/S)      SUBORDINATION (1)
                           ---------        -------------      -----------------
                            Class A          Aaa / [AAA]            16.75%
                           Class M-1          Aa2 / [AA]            10.75%
                           Class M-2           A2 /[A]               6.25%
                           Class M-3          A3 /[A-]               4.75%
                           Class B-1        Baa1 / [BBB+]            3.55%
                           Class B-2         Baa2 / [BBB]            2.45%
                           Class B-3        Baa3 / [BBB-]            1.35%

CLASS SIZES:                CLASSES          RATING (M/S)         CLASS SIZES
                           ---------        -------------         -----------
                            Class A          Aaa / [AAA]            83.25%
                           Class M-1          Aa2 / [AA]             6.00%
                           Class M-2           A2 /[A]               4.50%
                           Class M-3           A3 /[A-]              1.50%
                           Class B-1        Baa1 / [BBB+]            1.20%
                           Class B-2         Baa2 / [BBB]            1.10%
                           Class B-3        Baa3 / [BBB-]            1.10%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

INTEREST ACCRUAL           Interest will initially accrue from the Closing Date
                           to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP             If the 10% clean-up call for the Certificates is not
                           exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A
                           Certificates will increase to 2x its margin, and (ii) the margins on the Class M-1, Class M-2, Class M-3,
                           Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins, in both cases on the following Distribution Dates.

AVAILABLE FUNDS CAP        The pass-through rates of the Class A, the Class M-1,
                           Class M-2, Class M-3, Class B-1, Class B-2, and Class
                           B-3 Certificates will be subject to the "Available
                           Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period. "Net Mortgage
                           Rate" means, with respect to any mortgage loan the mortgage rate less the Administrative Fees.

1ML CAP CONTRACTS          The trust fund will own two one-month LIBOR Cap
                           contracts purchased for the benefit of the offered certificates. The trust fund will receive a payment under the cap contracts with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date shown in the tables appearing on pages 22 and 23. Payments received on the cap contracts will be available to pay Carryover to the holders of the Offered Certificates, other than the Class S Certificates (other than Carryover resulting from the fact that realized losses are not allocated to the Class A Certificates after the aggregate principal balance of the Class M and Class B
                           Certificates has been reduced to zero).

MAXIMUM RATE CAP           The pass-through rate of the Certificates (other than
                           the Class S Certificates) will also be subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and Net Mortgage Rates on the fixed rate mortgage loans, multiplied by 30 and divided by the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL                  If on any Distribution Date the pass-through rate is
REIMBURSEMENT              limited by the Available Funds Cap, the amount of
                           additional interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                           (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

CASHFLOW PRIORITY          1.  Repayment of any unreimbursed Servicer advances.
<Preliminary and
Subject to Revision>       2.  Servicing Fees, Trustee Fees, Loss Mitigation
                               Advisor Fees, and Mortgage Insurance Fees.

                           3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A and Class S Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

                           4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                           6. Excess interest to pay subordinate principal shortfalls.

                           7. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap (1).

                           8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates (1).

                           (1.) Amounts received on the 1ML Cap contracts will only be available to the offered certificates (other than the Class S Certificates) to make payments in respect of Carryover (other than Carryover resulting from the fact that realized losses are not allocated to the Class A Certificates after the aggregate principal balance of the Class M and Class B Certificates has been reduced to zero). Any amounts received on the 1ML Cap contracts not used to pay such Carryover will be paid to certificates other than the offered certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

         All scheduled and unscheduled principal received from the Mortgage Loans plus excess interest to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

         After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A                         33.50%*
CLASS M-1                       21.50%*
CLASS M-2                       12.50%*
CLASS M-3                        9.50%*
CLASS B-1                        7.10%*
CLASS B-2                        4.90%*
CLASS B-3                        2.70%*

*Includes O/C

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the January 2007 Distribution
         Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Step Down Loss Trigger Event does not exist.

SUBORDINATE       The first Distribution Date on which the Senior Enhancement
CLASS PRINCIPAL   Percentage (i.e., the sum of the outstanding principal balance
DISTRIBUTION      of the subordinate Certificates and the O/C amount divided by
DATE              the aggregate stated principal balance of the Mortgage Loans)
                  is greater than or equal to the Senior Specified Enhancement
                  Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                  SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                  33.50%
                  or
                  (15.40% + 1.35%)*2

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

STEP DOWN LOSS             The situation that exists with respect to any
TRIGGER EVENT              Distribution Date after the Stepdown Date, if (a) the
<Preliminary and           quotient of (1) the aggregate Stated Principal
Subject to Revision>       Balance of all Mortgage Loans 60 or more days
                           delinquent, measured on a rolling three month basis
                           (including Mortgage Loans in foreclosure and REO
                           Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer
                           Remittance Date, equals or exceeds the product of (i)
                           [TBD] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off
                           Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss
                           Percentage.

 DISTRIBUTION DATE OCCURRING                           REQUIRED LOSS PERCENTAGE
 ---------------------------                           ------------------------
January 2007 - December 2007              [TBD] with respect to January 2007, plus an additional
                                          1/12th of [TBD] for each month thereafter
January 2008 - December 2008              [TBD] with respect to January 2008, plus an additional
                                          1/12th of [TBD] for each month thereafter
January 2009 - December 2009              [TBD] with respect to January 2009, plus an additional
                                          1/12th of [TBD] for each month thereafter
January 2010 - December 2010              [TBD] with respect to January 2010, plus an additional
                                          1/12th of [TBD] for each month thereafter
January 2011 and thereafter               [TBD]

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                 The Certificates will be offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                           Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES       The following tables describe the mortgage loans and
                           the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding. On the Closing Date, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately [$275,000,000]. We do not expect the material characteristics of the mortgage pool on the Closing Date to differ from the approximate characteristics described in the following tables.

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

Aggregate Outstanding Principal Balance (1)         $294,962,257
Aggregate Original Principal Balance                $295,363,192
Number of Mortgage Loans                                   1,583

                                   MINIMUM                MAXIMUM                     AVERAGE (2)
                                   -------                -------                     -----------
Original Principal Balance         $3,700                $1,200,000                     $186,584
Outstanding Principal Balance      $3,357                $1,200,000                     $186,331

                                   MINIMUM               MAXIMUM                  WEIGHTED AVERAGE (3)
                                   -------               -------                  --------------------
Original Term (mos)                   60                    360                            349
Stated remaining Term (mos)           48                    359                            345
Loan Age (mos)                         1                     23                              3
Current Interest Rate              4.250%                14.990%                         7.270%
Initial Interest Rate Cap          1.000%                 6.000%                         2.958%
Periodic Rate Cap                  1.000%                 5.000%                         1.099%
Gross Margin                       2.250%                10.625%                         4.931%
Maximum Mortgage Rate              9.250%                18.200%                        13.200%
Minimum Mortgage Rate              2.250%                11.700%                         6.185%
Months to Roll                         1                     58                             27
Original Loan-to-Value             11.66%                100.00%                         77.70%
Credit Score (4)                     500                    810                            646

                                EARLIEST                        LATEST
                                --------                        ------
Maturity Date                   12/01/07                       11/01/33

LIEN POSITION                         PERCENT OF MORTGAGE POOL
-------------                         ------------------------
1st Lien                                      99.62%
2nd Lien                                       0.38%

OCCUPANCY                           PERCENT OF MORTGAGE POOL
---------                           ------------------------
Primary                                       85.66%
Second Home                                    1.03%
Investment                                    13.31%

LOAN TYPE                           PERCENT OF MORTGAGE POOL
---------                           ------------------------
Fixed Rate                                    53.40%
ARM                                           46.60%

YEAR OF ORIGINATION            PERCENT OF MORTGAGE POOL
-------------------            ------------------------
       2001                              0.02%
       2002                              2.11%
       2003                             97.87%

    LOAN PURPOSE               PERCENT OF MORTGAGE POOL
    ------------               ------------------------
Purchase                                45.96%
Refinance - Rate Term                   10.06%
Refinance - Cashout                     43.98%

   PROPERTY TYPE                  PERCENT OF MORTGAGE POOL
   -------------                  ------------------------
Single Family Residence                   66.30%
Townhouse                                  0.65%
Condominium                                4.83%
Two-to-Four Family                        18.82%
Cooperative                                0.10%
Planned Unit Development                   8.50%
Manufactured Housing                       0.60%
Mixed Use                                  0.21%

(1) On the Closing Date, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately [$275,000,000]. We do not expect the material characteristics of the mortgage pool on the Closing Date to differ from the approximate characteristics described in the following tables.

(2) Sum of Principal Balance divided by total number of loans.

(3) Weighted by Outstanding Principal Balance.

(4) Minimum and Weighting only for loans with scores.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

MORTGAGE RATES

                                          AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                                          PRINCIPAL     PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE    PERCENT
                            NUMBER OF      BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL      FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS  OUTSTANDING       POOL        COUPON    SCORE    OUTSTANDING       LTV        DOC
----------------------------------------------------------------------------------------------------------------------------
5.500% or less                  63       $ 14,882,549       5.05%       5.225%    700     $    236,231     70.58%      40.39%
----------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                96         24,505,243       8.31        5.878     692          255,263     68.52       40.62
----------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               188         40,514,864      13.74        6.352     676          215,505     74.84       31.52
----------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%               268         59,604,103      20.21        6.830     663          222,403     77.18       28.09
----------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%               250         49,973,739      16.94        7.344     642          199,895     79.58       39.36
----------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%               275         47,596,890      16.14        7.824     627          173,080     81.79       51.74
----------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%               175         26,334,483       8.93        8.331     615          150,483     81.96       44.80
----------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                94         15,315,434       5.19        8.813     595          162,930     82.14       40.10
----------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                42          5,267,835       1.79        9.335     566          125,425     81.83       66.29
----------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%               39          5,050,421       1.71        9.843     560          129,498     72.92       35.47
----------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%              19          1,549,214       0.53       10.340     552           81,538     81.78       37.69
----------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%              27          2,558,948       0.87       10.811     561           94,776     80.69       42.14
----------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%              14            730,953       0.25       11.221     584           52,211     68.48       49.63
----------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%               8            329,018       0.11       11.840     553           41,127     82.72       81.13
----------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%               9            361,808       0.12       12.263     539           40,201     77.34       83.43
----------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%              11            241,463       0.08       12.869     539           21,951     81.37      100.00
----------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%               1             16,821       0.01       13.240     521           16,821     79.80        0.00
----------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%               1              9,933       0.00       13.990     559            9,933     95.00      100.00
----------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%               1            102,737       0.03       14.500     657          102,737    100.00        0.00
----------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%               2             15,800       0.01       14.852     541            7,900     90.51      100.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,583       $294,962,257     100.00%       7.270%    646     $    186,331     77.70%      39.28%
----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.250% per annum to 14.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.270% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                                    WEIGHTED    AVERAGE         WEIGHTED    PERCENT
     RANGE OF                         PRINCIPAL        PERCENT OF    WEIGHTED      AVERAGE     PRINCIPAL        AVERAGE      FULL
 REMAINING MONTHS     NUMBER OF        BALANCE          MORTGAGE     AVERAGE        CREDIT      BALANCE        ORIGINAL      DOC
TO STATED MATURITY  MORTGAGE LOANS   OUTSTANDING          POOL        COUPON        SCORE     OUTSTANDING         LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
37 to 48                    1        $      3,485          0.00%      12.990%        557     $      3,485        90.00%     100.00%
----------------------------------------------------------------------------------------------------------------------------------
49 to 60                    5              19,764          0.01       11.301         554            3,953        94.99      100.00
----------------------------------------------------------------------------------------------------------------------------------
73 to 84                    1              27,498          0.01        7.990         568           27,498        37.33      100.00
----------------------------------------------------------------------------------------------------------------------------------
109 to 120                  7             238,588          0.08       10.010         563           34,084        68.53      100.00
----------------------------------------------------------------------------------------------------------------------------------
121 to 132                  1              52,322          0.02       10.660         512           52,322        57.61      100.00
----------------------------------------------------------------------------------------------------------------------------------
157 to 168                  3             609,728          0.21        8.249         614          203,243        73.15      100.00
----------------------------------------------------------------------------------------------------------------------------------
169 to 180                121          15,138,167          5.13        6.993         653          125,109        71.34       36.05
----------------------------------------------------------------------------------------------------------------------------------
229 to 240                 35           3,664,041          1.24        8.916         600          104,687        69.74       80.61
----------------------------------------------------------------------------------------------------------------------------------
289 to 300                  3             557,445          0.19        8.935         560          185,815        78.03      100.00
----------------------------------------------------------------------------------------------------------------------------------
337 to 348                 26           3,768,726          1.28        8.153         598          144,951        73.33       79.46
----------------------------------------------------------------------------------------------------------------------------------
349 to 360              1,380         270,882,494         91.84        7.241         648          196,292        78.25       38.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,583        $294,962,257        100.00%       7.270%        646     $    186,331        77.70%      39.28%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 48 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 345 months.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                               WEIGHTED      AVERAGE    WEIGHTED
   RANGE OF ORIGINAL                       PRINCIPAL       PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE   PERCENT
     MORTGAGE LOAN         NUMBER OF        BALANCE         MORTGAGE     AVERAGE    CREDIT       BALANCE    ORIGINAL     FULL
  PRINCIPAL BALANCES    MORTGAGE LOANS    OUTSTANDING        POOL        COUPON     SCORE      OUTSTANDING    LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
$50,000 or less              107         $  3,227,778          1.09%      9.450%      600     $     30,166    76.72%      85.51%
-------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000          311           24,109,793          8.17       7.858       630           77,523    77.53       58.34
-------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000         353           43,782,493         14.84       7.516       637          124,030    77.35       47.54
-------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000         267           46,672,706         15.82       7.296       634          174,804    78.35       52.29
-------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000         202           45,475,175         15.42       7.153       642          225,125    78.37       35.12
-------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000         123           33,587,247         11.39       7.320       641          273,067    80.65       29.99
-------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000          63           20,221,374          6.86       7.201       646          320,974    79.44       25.30
-------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000          57           21,300,662          7.22       7.046       646          373,696    79.23       33.79
-------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000          29           12,295,437          4.17       7.026       682          423,981    80.37       17.17
-------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000          20            9,430,748          3.20       7.184       661          471,537    78.12       19.61
-------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000           7            3,682,954          1.25       6.555       687          526,136    78.46       14.10
-------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000          14            8,077,784          2.74       6.516       700          576,985    70.00       28.64
-------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000          14            8,883,907          3.01       6.785       664          634,565    68.83       21.94
-------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000           2            1,370,976          0.46       6.804       668          685,488    65.48      100.00
-------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000           3            2,249,429          0.76       6.541       683          749,810    63.00       33.34
-------------------------------------------------------------------------------------------------------------------------------
$800,001 to $850,000           2            1,646,468          0.56       6.324       729          823,234    74.90      100.00
-------------------------------------------------------------------------------------------------------------------------------
$900,001 to $950,000           2            1,833,000          0.62       7.323       698          916,500    64.66        0.00
-------------------------------------------------------------------------------------------------------------------------------
$950,001 to $1,000,000         6            5,914,326          2.01       6.780       681          985,721    73.11       49.83
-------------------------------------------------------------------------------------------------------------------------------
$1,000,001 or greater          1            1,200,000          0.41       7.280       646        1,200,000    80.00        0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,583         $294,962,257        100.00%      7.270%      646     $    186,331    77.70%      39.28%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $3,357 to approximately $1,200,000 and the average outstanding principal balance of the Mortgage Loans was approximately $186,331

PRODUCT TYPES

                                                 AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                                                 PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                              NUMBER OF           BALANCE      MORTGAGE      AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL
      PRODUCT TYPES         MORTGAGE LOANS      OUTSTANDING      POOL        COUPON    SCORE     OUTSTANDING     LTV       DOC
--------------------------------------------------------------------------------------------------------------------------------
Balloon Loans                     54           $  5,905,887       2.00%       9.235%    603     $    109,368   77.82%      57.74%
--------------------------------------------------------------------------------------------------------------------------------
5 to 9 Year Fixed Loans            7                 50,747       0.02        9.623     562            7,250   63.40      100.00
--------------------------------------------------------------------------------------------------------------------------------
10 to 14 Year Fixed Loans          6                159,533       0.05       11.196     520           26,589   69.00      100.00
--------------------------------------------------------------------------------------------------------------------------------
15 to 19 Year Fixed Loans         94             12,184,040       4.13        6.493     661          129,617   68.85       38.85
--------------------------------------------------------------------------------------------------------------------------------
20 to 24 Year Fixed Loans         15              1,684,158       0.57        7.879     616          112,277   63.78       73.60
--------------------------------------------------------------------------------------------------------------------------------
25 to 29 Year Fixed Loans          1                326,672       0.11        8.490     580          326,672   79.99      100.00
--------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans              717            137,191,304      46.51        7.325     645          191,341   77.56       44.01
--------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR ARM                5              1,904,562       0.65        6.021     708          380,912   69.24       21.03
--------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM                   445             89,758,592      30.43        7.245     645          201,705   79.80       31.20
--------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR ARM                   183             31,406,410      10.65        7.246     639          171,620   77.72       49.15
--------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR ARM                    56             14,390,351       4.88        6.816     694          256,971   76.21       11.94
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,583           $294,962,257     100.00%       7.270%    646     $    186,331   77.70%      39.28%
--------------------------------------------------------------------------------------------------------------------------------

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                               WEIGHTED     AVERAGE    WEIGHTED
                                           PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
  STATE DISTRIBUTIONS       NUMBER OF       BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE    ORIGINAL       FULL
OF MORTGAGED PROPERTIES   MORTGAGE LOANS  OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING     LTV         DOC
-------------------------------------------------------------------------------------------------------------------------------
Alabama                         3         $    338,378       0.11%       7.956%      573     $    112,793     78.45%      66.78%
-------------------------------------------------------------------------------------------------------------------------------
Alaska                          1              163,908       0.06        8.875       564          163,908     79.61      100.00
-------------------------------------------------------------------------------------------------------------------------------
Arizona                        27            3,704,562       1.26        7.213       672          137,206     82.12       47.87
-------------------------------------------------------------------------------------------------------------------------------
Arkansas                        1               48,928       0.02        8.000       693           48,928     97.00      100.00
-------------------------------------------------------------------------------------------------------------------------------
California                    324           81,368,122      27.59        7.018       654          251,136     75.15       39.52
-------------------------------------------------------------------------------------------------------------------------------
Colorado                       37            7,478,816       2.54        6.912       669          202,130     80.52       34.46
-------------------------------------------------------------------------------------------------------------------------------
Connecticut                    23            3,302,373       1.12        7.505       627          143,581     78.34       46.65
-------------------------------------------------------------------------------------------------------------------------------
Delaware                        4            1,192,382       0.40        6.783       679          298,096     71.76        7.95
-------------------------------------------------------------------------------------------------------------------------------
District of Columbia            5              533,080       0.18        6.669       641          106,616     70.08       84.24
-------------------------------------------------------------------------------------------------------------------------------
Florida                       236           33,311,940      11.29        7.368       645          141,152     78.32       39.67
-------------------------------------------------------------------------------------------------------------------------------
Georgia                        50            6,851,731       2.32        7.573       634          137,035     82.26       48.06
-------------------------------------------------------------------------------------------------------------------------------
Hawaii                          1              189,272       0.06        7.900       701          189,272    100.00        0.00
-------------------------------------------------------------------------------------------------------------------------------
Idaho                           9            1,062,711       0.36        7.568       600          118,079     89.49      100.00
-------------------------------------------------------------------------------------------------------------------------------
Illinois                       49            8,147,688       2.76        7.804       638          166,279     79.69       38.09
-------------------------------------------------------------------------------------------------------------------------------
Indiana                        14            1,276,585       0.43        7.812       633           91,185     85.28       75.11
-------------------------------------------------------------------------------------------------------------------------------
Iowa                            1               77,000       0.03       10.450       502           77,000     69.37      100.00
-------------------------------------------------------------------------------------------------------------------------------
Kansas                          3              299,466       0.10        7.767       635           99,822     78.78       60.92
-------------------------------------------------------------------------------------------------------------------------------
Kentucky                        5              253,319       0.09        9.393       583           50,664     76.83       61.79
-------------------------------------------------------------------------------------------------------------------------------
Louisiana                      10            1,088,920       0.37        7.751       617          108,892     83.98       35.82
-------------------------------------------------------------------------------------------------------------------------------
Maine                           1               95,809       0.03        7.375       547           95,809     74.67      100.00
-------------------------------------------------------------------------------------------------------------------------------
Maryland                       60           12,319,340       4.18        7.093       639          205,322     78.04       50.32
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts                  38            8,684,965       2.94        7.726       647          228,552     75.68       32.07
-------------------------------------------------------------------------------------------------------------------------------
Michigan                       63            7,547,374       2.56        8.117       625          119,800     80.04       49.03
-------------------------------------------------------------------------------------------------------------------------------
Minnesota                      16            3,160,929       1.07        7.314       646          197,558     75.03       35.83
-------------------------------------------------------------------------------------------------------------------------------
Mississippi                     2            1,063,243       0.36        5.080       661          531,621     77.45       93.45
-------------------------------------------------------------------------------------------------------------------------------
Missouri                       14            1,452,163       0.49        8.029       637          103,726     83.16       37.97
-------------------------------------------------------------------------------------------------------------------------------
Montana                         3              343,074       0.12        7.997       590          114,358     85.74      100.00
-------------------------------------------------------------------------------------------------------------------------------
Nebraska                        1               24,642       0.01        8.250       633           24,642     90.00      100.00
-------------------------------------------------------------------------------------------------------------------------------
Nevada                         20            3,816,678       1.29        7.251       645          190,834     79.81       19.43
-------------------------------------------------------------------------------------------------------------------------------
New Hampshire                   3              246,602       0.08        7.682       675           82,201     71.88       20.28
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                    149           37,906,395      12.85        6.833       652          254,405     74.84       19.91
-------------------------------------------------------------------------------------------------------------------------------
New Mexico                      4              478,853       0.16        8.137       613          119,713     83.76       66.34
-------------------------------------------------------------------------------------------------------------------------------
New York                      115           32,417,059      10.99        7.332       654          281,887     80.31       29.71
-------------------------------------------------------------------------------------------------------------------------------
North Carolina                 32            3,174,515       1.08        8.006       621           99,204     84.63       69.02
-------------------------------------------------------------------------------------------------------------------------------
Ohio                           32            2,511,105       0.85        8.501       611           78,472     83.36       52.87
-------------------------------------------------------------------------------------------------------------------------------
Oklahoma                        2               97,750       0.03        9.940       603           48,875     83.36      100.00
-------------------------------------------------------------------------------------------------------------------------------
Oregon                         13            1,913,091       0.65        7.546       644          147,161     82.85       62.51
-------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                   65            5,961,114       2.02        7.909       621           91,709     81.16       82.52
-------------------------------------------------------------------------------------------------------------------------------
Rhode Island                   11            1,621,391       0.55        8.312       615          147,399     80.56       32.02
-------------------------------------------------------------------------------------------------------------------------------
South Carolina                 14            2,250,118       0.76        7.813       619          160,723     77.11       36.85
-------------------------------------------------------------------------------------------------------------------------------
Tennessee                      10              983,533       0.33        8.059       630           98,353     87.73       44.19
-------------------------------------------------------------------------------------------------------------------------------
Texas                          25            2,399,930       0.81        8.318       621           95,997     81.67       68.96
-------------------------------------------------------------------------------------------------------------------------------
Utah                           14            2,178,180       0.74        7.642       618          155,584     80.39       56.25
-------------------------------------------------------------------------------------------------------------------------------
Virginia                       37            6,592,283       2.23        7.426       624          178,170     75.94       49.05
-------------------------------------------------------------------------------------------------------------------------------
Washington                     25            3,527,488       1.20        6.983       652          141,100     78.88       56.99
-------------------------------------------------------------------------------------------------------------------------------
West Virginia                   2              449,888       0.15        7.990       635          224,944     72.66       26.64
-------------------------------------------------------------------------------------------------------------------------------
Wisconsin                       8              992,450       0.34        7.246       650          124,056     76.92       46.00
-------------------------------------------------------------------------------------------------------------------------------
Wyoming                         1               63,115       0.02        7.990       734           63,115     80.00      100.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,583         $294,962,257     100.00%       7.270%      646     $    186,331     77.70%      39.28%
-------------------------------------------------------------------------------------------------------------------------------

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE                              WEIGHTED       AVERAGE          WEIGHTED
                                         PRINCIPAL    PERCENT OF     WEIGHTED   AVERAGE       PRINCIPAL         AVERAGE      PERCENT
RANGE OF ORIGINAL        NUMBER OF        BALANCE      MORTGAGE      AVERAGE     CREDIT        BALANCE          ORIGINAL      FULL
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS   OUTSTANDING      POOL        COUPON       SCORE      OUTSTANDING          LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less               73         $ 10,353,047      3.51%       6.673%       662      $    141,823         42.75%      54.50%
----------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%             23            4,915,401      1.67        6.436        665           213,713         53.54       28.68
----------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%             59           13,004,629      4.41        6.601        662           220,417         58.08       35.32
----------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%             43            9,059,231      3.07        7.141        634           210,680         63.13       41.08
----------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%            152           30,439,186     10.32        6.922        653           200,258         69.29       29.22
----------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%            132           25,292,499      8.57        7.387        625           191,610         74.13       36.82
----------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%            616          126,159,278     42.77        7.204        649           204,804         79.66       33.59
----------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%            107           18,661,899      6.33        7.944        607           174,410         84.37       55.35
----------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%            202           30,875,918     10.47        7.671        640           152,851         89.69       53.78
----------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%            137           20,376,670      6.91        7.595        665           148,735         94.67       43.24
----------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%            39            5,824,499      1.97        8.033        673           149,346         99.62       71.45
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,583         $294,962,257    100.00%       7.270%       646      $    186,331         77.70%      39.28%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.66% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 77.70% . With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.38% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 86.42%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

MORTGAGE INSURANCE

                                            AGGREGATE                                 WEIGHTED      AVERAGE     WEIGHTED
                                            PRINCIPAL   PERCENT OF      WEIGHTED      AVERAGE      PRINCIPAL    AVERAGE      PERCENT
                           NUMBER OF         BALANCE     MORTGAGE       AVERAGE       CREDIT        BALANCE     ORIGINAL      FULL
MORTGAGE INSURANCE       MORTGAGE LOANS    OUTSTANDING     POOL         COUPON         SCORE      OUTSTANDING     LTV          DOC
------------------------------------------------------------------------------------------------------------------------------------
No Mortgage Insurance        1,254         $241,435,709    81.85%        7.247%         647        $192,532      76.10%       36.12%
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance             329           53,526,548    18.15         7.374          644         162,695      84.92        53.51
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,583         $294,962,257   100.00%        7.270%         646        $186,331      77.70%       39.28%
-----------------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

                                              AGGREGATE                              WEIGHTED    AVERAGE        WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE     PERCENT
                             NUMBER OF         BALANCE      MORTGAGE     AVERAGE      CREDIT     BALANCE        ORIGINAL     FULL
LOAN PURPOSE              MORTGAGE LOANS     OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING        LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
Purchase                        685          $135,579,252     45.96%      7.253%       668       $197,926        81.16%      29.48%
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout             727           129,720,084     43.98       7.337        624        178,432        75.00       47.29
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term           171            29,662,921     10.06       7.048        645        173,467        73.72       49.01
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                         1,583          $294,962,257    100.00%      7.270%       646       $186,331        77.70%      39.28%
----------------------------------------------------------------------------------------------------------------------------------

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

PROPERTY TYPE

                                             AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED
                                             PRINCIPAL      PERCENT OF      WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE   PERCENT
                               NUMBER OF      BALANCE        MORTGAGE       AVERAGE     CREDIT       BALANCE      ORIGINAL   FULL
PROPERTY TYPE               MORTGAGE LOANS  OUTSTANDING        POOL          COUPON      SCORE     OUTSTANDING       LTV      DOC
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        1,109        $195,568,773       66.30%        7.255%       636      $    176,347     77.53%   43.73%
----------------------------------------------------------------------------------------------------------------------------------
Townhouse                         17           1,906,974        0.65         8.108        626           112,175     74.84    13.69
----------------------------------------------------------------------------------------------------------------------------------
Condominium                       87          14,239,637        4.83         7.234        669           163,674     79.25    30.04
----------------------------------------------------------------------------------------------------------------------------------
Two-to-Four Family               237          55,500,174       18.82         7.341        672           234,178     77.61    26.51
----------------------------------------------------------------------------------------------------------------------------------
Cooperative                        1             294,000        0.10         4.750        747           294,000     84.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing              16           1,756,343        0.60         7.931        637           109,771     89.48    73.69
----------------------------------------------------------------------------------------------------------------------------------
Mixed Use                          2             627,287        0.21         8.105        674           313,644     76.05     0.00
----------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development         114          25,069,068        8.50         7.146        659           219,904     77.75    37.89
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,583        $294,962,257      100.00%        7.270%       646      $    186,331     77.70%   39.28%
----------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                              AGGREGATE                                  WEIGHTED   AVERAGE      WEIGHTED
                                              PRINCIPAL      PERCENT OF      WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE    PERCENT
                            NUMBER OF          BALANCE        MORTGAGE       AVERAGE      CREDIT    BALANCE      ORIGINAL    FULL
DOCUMENTATION            MORTGAGE LOANS      OUTSTANDING        POOL         COUPON       SCORE   OUTSTANDING       LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------------

Full Documentation             755           $115,856,965       39.28%        7.398%       625    $    153,453     78.49%   100.00%
----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation           310             67,709,069       22.96         7.456        647         218,416     76.62      0.00
----------------------------------------------------------------------------------------------------------------------------------
Reduced Documentation          237             51,185,000       17.35         7.008        664         215,970     77.14      0.00
----------------------------------------------------------------------------------------------------------------------------------
No Ratio                       185             42,599,435       14.44         6.954        671         230,267     77.73      0.00
----------------------------------------------------------------------------------------------------------------------------------
No Income/No Asset              96             17,611,788        5.97         7.233        669         183,456     78.32      0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,583           $294,962,257      100.00%        7.270%       646    $    186,331     77.70%    39.28%
----------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                        AGGREGATE                               WEIGHTED        AVERAGE     WEIGHTED
                                        PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE       PRINCIPAL    AVERAGE      PERCENT
                        NUMBER OF        BALANCE       MORTGAGE    AVERAGE       CREDIT         BALANCE     ORIGINAL       FULL
OCCUPANCY            MORTGAGE LOANS    OUTSTANDING       POOL      COUPON         SCORE       OUTSTANDING     LTV          DOC
--------------------------------------------------------------------------------------------------------------------------------
Primary                  1,305         $252,668,981      85.66%     7.252%         640       $    193,616    77.99%       40.82%
-------------------------------------------------------------------------------------------------------------------------------
Investment                 260           39,269,561      13.31      7.386          686            151,037    76.14        29.57
-------------------------------------------------------------------------------------------------------------------------------
Second Home                 18            3,023,715       1.03      7.212          641            167,984    74.27        36.59
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,583         $294,962,257     100.00%     7.270%         646       $    186,331    77.70%       39.28%
-------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

MORTGAGE LOAN AGE SUMMARY

                                        AGGREGATE                                 WEIGHTED      AVERAGE       WEIGHTED
                                        PRINCIPAL     PERCENT OF    WEIGHTED      AVERAGE      PRINCIPAL      AVERAGE       PERCENT
MORTGAGE LOAN AGE       NUMBER OF        BALANCE       MORTGAGE     AVERAGE       CREDIT        BALANCE       ORIGINAL       FULL
     SUMMARY          MORTGAGE LOANS   OUTSTANDING       POOL        COUPON        SCORE      OUTSTANDING       LTV           DOC
-----------------------------------------------------------------------------------------------------------------------------------
         1                 101         $ 21,786,547       7.39%       7.080%        651       $    215,708     77.69%        32.30%
----------------------------------------------------------------------------------------------------------------------------------
         2                 571          115,989,184      39.32        7.146         649            203,133     76.26         30.48
----------------------------------------------------------------------------------------------------------------------------------
         3                 308           57,657,600      19.55        7.238         659            187,200     80.51         33.65
----------------------------------------------------------------------------------------------------------------------------------
         4                 182           32,651,572      11.07        7.006         644            179,404     76.75         63.23
----------------------------------------------------------------------------------------------------------------------------------
         5                 139           24,459,902       8.29        7.233         643            175,971     78.06         49.32
----------------------------------------------------------------------------------------------------------------------------------
         6                  89           12,146,189       4.12        7.805         636            136,474     81.02         47.99
----------------------------------------------------------------------------------------------------------------------------------
         7                  76           12,476,823       4.23        8.023         603            164,169     77.69         50.27
----------------------------------------------------------------------------------------------------------------------------------
         8                  45            6,597,840       2.24        8.109         628            146,619     78.29         35.58
----------------------------------------------------------------------------------------------------------------------------------
         9                  17            3,324,254       1.13        8.003         625            195,544     78.82         47.83
----------------------------------------------------------------------------------------------------------------------------------
         10                 17            1,586,431       0.54        8.348         638             93,319     79.38         50.10
----------------------------------------------------------------------------------------------------------------------------------
         11                  8            1,903,976       0.65        7.435         659            237,997     75.93         47.93
----------------------------------------------------------------------------------------------------------------------------------
         12                 10            1,412,250       0.48        8.272         627            141,225     75.91         48.41
----------------------------------------------------------------------------------------------------------------------------------
         13                  4              733,124       0.25        7.830         598            183,281     64.40        100.00
----------------------------------------------------------------------------------------------------------------------------------
         14                  6            1,158,983       0.39        7.753         593            193,164     73.00        100.00
----------------------------------------------------------------------------------------------------------------------------------
         15                  2              189,942       0.06        7.945         563             94,971     79.24        100.00
----------------------------------------------------------------------------------------------------------------------------------
         17                  1               45,693       0.02       11.000         613             45,693     85.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
         18                  1              190,417       0.06        8.250         552            190,417     56.57        100.00
----------------------------------------------------------------------------------------------------------------------------------
         19                  1               55,249       0.02        8.250         652             55,249     80.00        100.00
----------------------------------------------------------------------------------------------------------------------------------
         21                  3              351,316       0.12        8.622         587            117,105     81.20        100.00
----------------------------------------------------------------------------------------------------------------------------------
         22                  1              188,327       0.06        9.375         562            188,327     80.00        100.00
----------------------------------------------------------------------------------------------------------------------------------
         23                  1               56,638       0.02        9.875         566             56,638     80.00        100.00
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL              1,583         $294,962,257     100.00%       7.270%        646       $    186,331     77.70%        39.28%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                       AGGREGATE                                 WEIGHTED      AVERAGE        WEIGHTED
                                       PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL       AVERAGE       PERCENT
ORIGINAL PREPAYMENT     NUMBER OF       BALANCE         MORTGAGE     AVERAGE     CREDIT        BALANCE        ORIGINAL       FULL
   PENALTY TERM       MORTGAGE LOANS  OUTSTANDING         POOL       COUPON       SCORE      OUTSTANDING        LTV           DOC
-----------------------------------------------------------------------------------------------------------------------------------
    None                    599       $115,258,063       39.08%       7.146%       646       $    192,417      77.72%        40.87%
----------------------------------------------------------------------------------------------------------------------------------
    3 Months                  2            938,000        0.32        6.437        764            469,000      44.12          0.00
----------------------------------------------------------------------------------------------------------------------------------
    6 Months                  9          3,596,983        1.22        7.372        662            399,665      72.69         57.13
----------------------------------------------------------------------------------------------------------------------------------
    12 Months                98         22,745,389        7.71        7.744        637            232,096      77.73         27.69
----------------------------------------------------------------------------------------------------------------------------------
    18 Months                 3            459,800        0.16        7.593        638            153,267      80.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    24 Months               303         58,800,406       19.93        7.265        639            194,061      80.04         38.52
----------------------------------------------------------------------------------------------------------------------------------
    30 Months                 2            192,381        0.07        8.372        569             96,190      86.24        100.00
----------------------------------------------------------------------------------------------------------------------------------
    36 Months               492         78,259,723       26.53        7.355        649            159,064      76.44         44.01
----------------------------------------------------------------------------------------------------------------------------------
    60 Months                75         14,711,512        4.99        7.075        672            196,153      78.13         21.15
----------------------------------------------------------------------------------------------------------------------------------
    TOTAL                 1,583       $294,962,257      100.00%       7.270%       646       $    186,331      77.70%        39.28%
----------------------------------------------------------------------------------------------------------------------------------

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

CREDIT SCORES

                                             AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED
                                             PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE      PERCENT
                            NUMBER OF         BALANCE       MORTGAGE     AVERAGE    CREDIT        BALANCE      ORIGINAL       FULL
RANGE OF CREDIT SCORES   MORTGAGE LOANS     OUTSTANDING       POOL        COUPON     SCORE      OUTSTANDING       LTV          DOC
------------------------------------------------------------------------------------------------------------------------------------
   Not Available                 1          $    194,798     0.07%        11.200%      0        $    194,798    65.00%         0.00%
-----------------------------------------------------------------------------------------------------------------------------------
    451 to 500                   1               314,672     0.11          9.250     500             314,672    75.00        100.00
-----------------------------------------------------------------------------------------------------------------------------------
    501 to 550                 173            24,440,984     8.29          8.774     526             141,277    74.97         65.21
-----------------------------------------------------------------------------------------------------------------------------------
    551 to 600                 276            42,652,980    14.46          7.897     579             154,540    78.54         70.32
-----------------------------------------------------------------------------------------------------------------------------------
    601 to 650                 486            89,870,591    30.47          7.309     629             184,919    78.78         33.14
-----------------------------------------------------------------------------------------------------------------------------------
    651 to 700                 383            76,968,478    26.09          6.909     674             200,962    77.61         28.29
-----------------------------------------------------------------------------------------------------------------------------------
    701 to 750                 202            45,894,829    15.56          6.640     724             227,202    78.34         25.40
-----------------------------------------------------------------------------------------------------------------------------------
    751 to 800                  59            14,333,275     4.86          6.433     770             242,937    71.66         44.62
-----------------------------------------------------------------------------------------------------------------------------------
    801 to 850                   2               291,650     0.10          8.097     807             145,825    87.27          0.00
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL:                   1,583          $294,962,257   100.00%         7.27%     646        $    186,331    77.70%        39.28%
-----------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 646.

MARGINS

                                          AGGREGATE                                WEIGHTED      AVERAGE        WEIGHTED
                                          PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE      PRINCIPAL       AVERAGE     PERCENT
                          NUMBER OF        BALANCE       MORTGAGE      AVERAGE      CREDIT       BALANCE        ORIGINAL      FULL
RANGE OF MARGINS       MORTGAGE LOANS    OUTSTANDING      POOL         COUPON       SCORE      OUTSTANDING        LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%              28         $ 10,840,792      7.89%         5.740%      715       $    387,171      73.78%       33.55%
-----------------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%              29            7,402,791      5.39          6.058       694            255,269      79.05         7.87
-----------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%              96           18,132,665     13.19          6.296       694            188,882      77.73        11.88
-----------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%              59           14,172,834     10.31          6.884       677            240,218      76.98        24.98
-----------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%              67           12,271,070      8.93          7.210       675            183,150      80.17        25.79
-----------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%              93           19,916,607     14.49          7.314       665            214,157      78.79        16.47
-----------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%              44            8,810,802      6.41          7.263       620            200,246      82.89        40.54
-----------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%              33            7,911,863      5.76          7.363       591            239,753      76.23        38.11
-----------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%              49            8,651,006      6.29          7.761       577            176,551      80.62        63.39
-----------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%              72           13,673,620      9.95          8.325       597            189,911      80.93        42.55
-----------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%              43            6,060,051      4.41          7.888       609            140,931      79.36        76.93
-----------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%              23            3,122,047      2.27          8.248       607            135,741      76.36        67.89
-----------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%              26            3,677,417      2.68          8.572       591            141,439      82.21        61.55
-----------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%              11            1,160,550      0.84          9.047       572            105,505      82.67        66.66
-----------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%              11            1,221,950      0.89          9.471       573            111,086      82.98        86.25
-----------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%              2              275,750      0.20          8.929       543            137,875      89.56       100.00
-----------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%             2              112,600      0.08         10.500       566             56,300      84.98       100.00
-----------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%             1               45,500      0.03         10.875       544             45,500      70.00       100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        689         $137,459,915    100.00%         7.184%      649       $    199,506      78.80%       33.14%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 10.625% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 4.931% per annum.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

MAXIMUM MORTGAGE RATES

                                      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                      PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE   PERCENT
 RANGE OF MAXIMUM      NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   FULL
  MORTGAGE RATES     MORTGAGE LOANS  OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV       DOC
----------------------------------------------------------------------------------------------------------------------
11.000% or less            29        $  7,928,871      5.77%       5.289%      692      $ 273,409     76.18%    30.71%
---------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%         48           9,611,025      6.99        5.977       701        200,230     76.60     20.48
---------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%         82          19,320,154     14.06        6.400       688        235,612     76.46     15.01
---------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%         65          13,237,043      9.63        6.803       688        203,647     78.87     14.44
---------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%         91          23,290,413     16.94        7.082       673        255,939     78.01     27.57
---------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%         71          14,588,847     10.61        7.227       655        205,477     78.32     36.88
---------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%         65          11,690,950      8.50        7.348       616        179,861     81.27     47.40
---------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%         55           8,742,503      6.36        7.755       619        158,955     83.03     55.95
---------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%         70          11,695,151      8.51        8.009       593        167,074     82.46     49.91
---------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%         36           5,854,661      4.26        8.408       587        162,629     79.97     49.93
---------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%         37           5,625,443      4.09        8.867       568        152,039     79.50     47.14
---------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%         20           2,557,558      1.86        9.329       559        127,878     82.78     74.56
---------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%         11           2,016,806      1.47        9.833       526        183,346     73.84     20.65
---------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%          5             511,850      0.37       10.355       524        102,370     71.08     63.37
---------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%          3             593,842      0.43       10.696       560        197,947     76.89      7.66
---------------------------------------------------------------------------------------------------------------------
18.001% to 18.500%          1             194,798      0.14       11.200         0        194,798     65.00      0.00
---------------------------------------------------------------------------------------------------------------------
TOTAL                     689        $137,459,915    100.00%       7.184%      649      $ 199,506     78.80%    33.14%
---------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.250% per annum to 18.200% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.200% per annum.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

NEXT RATE ADJUSTMENT DATE

                                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
NEXT RATE ADJUSTMENT DATE   MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
      January 2004                 1         $  1,000,000      0.73%      5.875%      749      $ 1,000,000    61.35%      0.00%
-------------------------------------------------------------------------------------------------------------------------------
      March 2004                   3              672,562      0.49       6.547       671          224,187    77.26      25.05
-------------------------------------------------------------------------------------------------------------------------------
      April 2004                   1              232,000      0.17       5.125       639          232,000    80.00     100.00
-------------------------------------------------------------------------------------------------------------------------------
      December 2004                1              427,375      0.31       6.875       684          427,375    75.00       0.00
-------------------------------------------------------------------------------------------------------------------------------
      January 2005                 1              991,447      0.72       7.500       698          991,447    75.00       0.00
-------------------------------------------------------------------------------------------------------------------------------
      April 2005                   3            1,203,793      0.88       6.902       723          401,264    75.84      17.29
-------------------------------------------------------------------------------------------------------------------------------
      May 2005                     8            2,399,954      1.75       8.542       571          299,994    74.47      12.97
-------------------------------------------------------------------------------------------------------------------------------
      June 2005                   12            2,583,044      1.88       7.563       651          215,254    82.24      28.48
-------------------------------------------------------------------------------------------------------------------------------
      July 2005                   30            5,648,309      4.11       7.948       607          188,277    78.55      28.83
-------------------------------------------------------------------------------------------------------------------------------
      August 2005                 41            7,141,669      5.20       7.525       605          174,187    79.18      55.69
-------------------------------------------------------------------------------------------------------------------------------
      September 2005             116           21,041,414     15.31       7.146       657          181,392    82.88      34.56
-------------------------------------------------------------------------------------------------------------------------------
      October 2005               184           37,872,536     27.55       7.105       649          205,829    78.96      29.39
-------------------------------------------------------------------------------------------------------------------------------
      November 2005               49           10,449,053      7.60       7.040       649          213,246    79.46      26.20
-------------------------------------------------------------------------------------------------------------------------------
      March 2006                   1              159,285      0.12       8.350       608          159,285   100.00     100.00
-------------------------------------------------------------------------------------------------------------------------------
      May 2006                     2            1,240,496      0.90       4.999       666          620,248    77.53      80.10
-------------------------------------------------------------------------------------------------------------------------------
      June 2006                    1              372,449      0.27       7.000       624          372,449    89.05       0.00
-------------------------------------------------------------------------------------------------------------------------------
      July 2006                    4              513,830      0.37       7.091       611          128,458    82.04     100.00
-------------------------------------------------------------------------------------------------------------------------------
      August 2006                  8            1,509,741      1.10       6.293       665          188,718    69.58      36.32
-------------------------------------------------------------------------------------------------------------------------------
      September 2006              34            6,044,906      4.40       7.193       653          177,791    78.16      33.62
-------------------------------------------------------------------------------------------------------------------------------
      October 2006               129           20,167,783     14.67       7.516       629          156,339    77.29      51.31
-------------------------------------------------------------------------------------------------------------------------------
      November 2006                4            1,397,919      1.02       6.592       681          349,480    83.98      60.21
-------------------------------------------------------------------------------------------------------------------------------
      March 2008                   2            1,060,159      0.77       7.892       636          530,080    68.87       0.00
-------------------------------------------------------------------------------------------------------------------------------
      April 2008                   1              202,401      0.15       6.500       707          202,401    79.97       0.00
-------------------------------------------------------------------------------------------------------------------------------
      June 2008                    3              767,609      0.56       5.610       706          255,870    84.96      61.15
-------------------------------------------------------------------------------------------------------------------------------
      July 2008                    3              667,991      0.49       6.816       724          222,664    78.43       0.00
-------------------------------------------------------------------------------------------------------------------------------
      August 2008                  6              766,305      0.56       6.909       706          127,717    87.28      29.91
-------------------------------------------------------------------------------------------------------------------------------
      September 2008              17            3,758,611      2.73       7.166       704          221,095    78.29       5.96
-------------------------------------------------------------------------------------------------------------------------------
      October 2008                24            7,167,276      5.21       6.602       692          298,637    73.78      11.09
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL                      689         $137,459,915    100.00%      7.184%      649      $   199,506    78.80%     33.14%
-------------------------------------------------------------------------------------------------------------------------------

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

                              ASSUMED MORTGAGE POOL
                           FIXED RATE MORTGAGE LOANS

                                                                                                  ORIGINAL
                                                                     ORIGINAL      REMAINING     MONTHS TO
                                    NET     ORIGINAL   REMAINING   AMORTIZATION   AMORTIZATION   PREPAYMENT
                      MORTGAGE   MORTGAGE     TERM        TERM         TERM           TERM        PENALTY
CURRENT BALANCE ($)   RATE(%)     RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)     EXPIRATION
-----------------------------------------------------------------------------------------------------------
 1,219,012.85           9.577      9.037      219         214          360             355            0
-----------------------------------------------------------------------------------------------------------
   347,550.51           9.650      9.110      215         208          360             353           12
-----------------------------------------------------------------------------------------------------------
   269,872.00          10.137      9.597      252         244          360             352           24
-----------------------------------------------------------------------------------------------------------
    23,290.15          12.540     12.000      180         174          360             354           30
-----------------------------------------------------------------------------------------------------------
 2,444,331.53           9.687      9.147      200         194          349             343           36
-----------------------------------------------------------------------------------------------------------
 1,202,135.20           7.583      7.043      180         172          360             352           60
-----------------------------------------------------------------------------------------------------------
 9,305,179.16           6.467      5.745      179         174          179             174            0
-----------------------------------------------------------------------------------------------------------
   444,107.22           7.029      6.489      179         176          179             176           12
-----------------------------------------------------------------------------------------------------------
 1,488,332.78           6.916      6.346      179         176          179             176           36
-----------------------------------------------------------------------------------------------------------
   317,886.32           7.176      6.521      180         173          180             173           60
-----------------------------------------------------------------------------------------------------------
67,800,419.45           7.288      6.540      358         354          358             354            0
-----------------------------------------------------------------------------------------------------------
11,415,083.73           7.905      7.365      359         355          359             355           12
-----------------------------------------------------------------------------------------------------------
   428,681.95           7.593      7.053      360         358          360             358           18
-----------------------------------------------------------------------------------------------------------
 1,943,910.95           7.080      6.540      360         357          360             357           24
-----------------------------------------------------------------------------------------------------------
   874,518.64           6.437      5.897      360         358          360             358            3
-----------------------------------------------------------------------------------------------------------
37,222,007.77           7.292      6.741      358         355          358             355           36
-----------------------------------------------------------------------------------------------------------
 1,318,772.99           7.887      7.347      360         358          360             358            6
-----------------------------------------------------------------------------------------------------------
 8,777,906.80           7.175      6.590      360         357          360             357           60
-----------------------------------------------------------------------------------------------------------

                            ADJUSTABLE RATE MORTGAGE

                                                                                                                          NUMBER OF
                                                                                                                           MONTHS
                                                                         Initial                                Rate     UNTIL NEXT
                                  Net    Original  Remaining              Rate                                 Change       RATE
                     Mortgage  Mortgage    Term      Term       Gross    Change   Periodic  Maximum  Minimum  Frequency  ADJUSTMENT
Current Balance ($)  Rate(%)    Rate(%)  (months)  (months)   Margin(%)  Cap(%)    Cap(%)   Rate(%)  Rate(%)  (months)      DATE
-----------------------------------------------------------------------------------------------------------------------------------
 1,775,665.96          6.021     5.481     360        356       2.857     1.354     1.000    11.933   6.021       6           2
-----------------------------------------------------------------------------------------------------------------------------------
17,577,669.63          7.176     6.625     360        358       4.742     2.633     1.108    13.169   5.729       6          22
-----------------------------------------------------------------------------------------------------------------------------------
 6,347,932.18          7.502     6.962     360        357       4.860     2.644     1.160    13.677   6.240       6          21
-----------------------------------------------------------------------------------------------------------------------------------
50,652,825.89          7.308     6.727     360        357       5.038     2.812     1.118    13.392   6.463       6          21
-----------------------------------------------------------------------------------------------------------------------------------
 7,459,175.30          6.984     6.444     360        355       4.434     2.859     1.083    12.859   6.224       6          19
-----------------------------------------------------------------------------------------------------------------------------------
   822,756.26          6.912     6.372     360        358       3.973     3.000     1.312    12.912   3.973       8          22
-----------------------------------------------------------------------------------------------------------------------------------
   823,614.55          5.605     5.065     360        358       2.815     3.000     1.000    11.472   3.128       6          22
-----------------------------------------------------------------------------------------------------------------------------------
 8,179,089.17          6.798     6.258     360        358       5.465     2.681     1.084    13.239   6.185       6          34
-----------------------------------------------------------------------------------------------------------------------------------
   705,441.98          7.556     7.016     360        358       6.368     3.000     1.000    14.180   6.807       6          34
-----------------------------------------------------------------------------------------------------------------------------------
 1,148,728.93          5.196     4.656     360        354       2.495     3.000     1.000    10.390   5.082       6          30
-----------------------------------------------------------------------------------------------------------------------------------
   156,070.82          7.750     7.210     360        358       7.500     3.000     1.000    14.750   7.750       6          34
-----------------------------------------------------------------------------------------------------------------------------------
17,879,558.43          7.574     7.030     360        357       6.299     2.922     1.050    14.042   7.270       6          33
-----------------------------------------------------------------------------------------------------------------------------------
 1,212,019.52          7.125     6.585     360        358       4.063     3.000     1.500    12.625   4.063       6          34
-----------------------------------------------------------------------------------------------------------------------------------
 3,376,334.02          5.972     5.432     360        357       2.611     4.395     1.231    10.972   3.014       6          57
-----------------------------------------------------------------------------------------------------------------------------------
 1,945,926.09          7.481     6.941     360        354       4.174     4.797     1.000    12.481   4.494       6          54
-----------------------------------------------------------------------------------------------------------------------------------
   805,615.87          6.994     6.454     360        357       4.323     5.000     1.000    11.994   5.108       6          57
-----------------------------------------------------------------------------------------------------------------------------------
 4,694,242.62          7.041     6.501     360        357       3.709     4.356     1.000    12.128   6.357       6          57
-----------------------------------------------------------------------------------------------------------------------------------
 2,594,332.78          6.954     6.414     360        357       3.929     4.788     1.000    11.954   4.566       6          57
-----------------------------------------------------------------------------------------------------------------------------------


                                     Original
                                     Months to
                                    Prepayment
                                      Penalty
Current Balance ($)      Index      Expiration
----------------------------------------------
 1,775,665.96        6 Month LIBOR      36
----------------------------------------------
17,577,669.63        6 Month LIBOR       0
----------------------------------------------
 6,347,932.18        6 Month LIBOR      12
----------------------------------------------
50,652,825.89        6 Month LIBOR      24
----------------------------------------------
 7,459,175.30        6 Month LIBOR      36
----------------------------------------------
   822,756.26        6 Month LIBOR       6
----------------------------------------------
   823,614.55        6 Month LIBOR      60
----------------------------------------------
 8,179,089.17        6 Month LIBOR       0
----------------------------------------------
   705,441.98        6 Month LIBOR      12
----------------------------------------------
 1,148,728.93        6 Month LIBOR      24
----------------------------------------------
   156,070.82        6 Month LIBOR      30
----------------------------------------------
17,879,558.43        6 Month LIBOR      36
----------------------------------------------
 1,212,019.52        6 Month LIBOR       6
----------------------------------------------
 3,376,334.02        6 Month LIBOR       0
----------------------------------------------
 1,945,926.09        6 Month LIBOR      12
----------------------------------------------
   805,615.87        6 Month LIBOR      24
----------------------------------------------
 4,694,242.62        6 Month LIBOR      36
----------------------------------------------
 2,594,332.78        6 Month LIBOR      60
----------------------------------------------

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

                             ONE MONTH LIBOR CAP #1

      BEGINNING      ENDING        NOTIONAL        LOWER        UPPER
MON    ACCRUAL       ACCRUAL      BALANCE ($)    COLLAR (%)   COLLAR (%)
------------------------------------------------------------------------
  1    12/29/03     01/25/04   197,010,000.00     6.37834     10.00000
  2    01/25/04     02/25/04   193,834,738.84     6.37887     10.00000
  3    02/25/04     03/25/04   190,569,914.00     6.37937     10.00000
  4    03/25/04     04/25/04   187,212,770.82     6.37984     10.00000
  5    04/25/04     05/25/04   183,761,427.52     6.38029     10.00000
  6    05/25/04     06/25/04   180,214,957.11     6.38070     10.00000
  7    06/25/04     07/25/04   176,573,288.19     6.39267     10.00000
  8    07/25/04     08/25/04   172,837,628.82     6.39295     10.00000
  9    08/25/04     09/25/04   169,009,688.35     6.39321     10.00000
 10    09/25/04     10/25/04   165,110,790.02     6.39343     10.00000
 11    10/25/04     11/25/04   161,252,786.88     6.39363     10.00000
 12    11/25/04     12/25/04   157,486,801.82     6.39383     10.00000
 13    12/25/04     01/25/05   153,810,586.40     6.40483     10.00000
 14    01/25/05     02/25/05   150,222,194.95     6.40499     10.00000
 15    02/25/05     03/25/05   146,719,230.66     6.40607     10.00000
 16    03/25/05     04/25/05   143,299,630.55     6.40622     10.00000
 17    04/25/05     05/25/05   139,961,341.53     6.40637     10.00000
 18    05/25/05     06/25/05   136,702,382.85     6.40652     10.00000
 19    06/25/05     07/25/05   133,520,823.17     6.41719     10.00000
 20    07/25/05     08/25/05   130,414,959.91     6.41730     10.00000
 21    08/25/05     09/25/05   127,382,766.93     6.41789     10.00000
 22    09/25/05     10/25/05   124,422,461.60     6.41800     10.00000
 23    10/25/05     11/25/05   121,532,290.33     6.41811     10.00000
 24    11/25/05     12/25/05   118,710,550.93     6.54151     10.00000
 25    12/25/05     01/25/06   115,957,437.23     7.46363     10.00000
 26    01/25/06     02/25/06   113,282,507.19     7.45903     10.00000
 27    02/25/06     03/25/06   110,670,391.41     7.45492     10.00000
 28    03/25/06     04/25/06   108,119,585.09     7.45033     10.00000
 29    04/25/06     05/25/06   105,628,609.24     7.44576     10.00000
 30    05/25/06     06/25/06   103,196,026.98     7.48618     10.00000
 31    06/25/06     07/25/06   100,820,862.62     7.83987     10.00000
 32    07/25/06     08/25/06    98,504,419.49     7.83356     10.00000
 33    08/25/06     09/25/06    96,242,094.99     7.82774     10.00000
 34    09/25/06     10/25/06    94,032,598.87     7.82146     10.00000
 35    10/25/06     11/25/06    91,874,664.21     7.81519     10.00000
 36    11/25/06     12/25/06    89,767,059.38     7.85607     10.00000
 37    12/25/06     01/25/07    87,708,934.10     8.39610     10.00000
 38    01/25/07     02/25/07    85,703,314.29     8.38920     10.00000
 39    02/25/07     03/25/07    83,744,288.31     8.38051     10.00000
 40    03/25/07     04/25/07    81,830,725.22     8.37159     10.00000
 41    04/25/07     05/25/07    79,961,543.72     8.36269     10.00000
 42    05/25/07     06/25/07    78,135,690.65     8.39531     10.00000
 43    06/25/07     07/25/07    76,352,360.57     8.65096     10.00000
 44    07/25/07     08/25/07    74,611,765.77     8.64560     10.00000
 45    08/25/07     09/25/07    72,911,449.40     8.63540     10.00000
 46    09/25/07     10/25/07    71,250,420.10     8.62522     10.00000
 47    10/25/07     11/25/07    69,627,749.48     8.61506     10.00000
 48    11/25/07     12/25/07    68,042,531.63     8.60599     10.00000
 49    12/25/07     01/25/08    66,493,889.37     8.65800     10.00000
 50    01/25/08     02/25/08    64,981,313.24     8.64827     10.00000
 51    02/25/08     03/25/08    63,503,587.65     8.64196     10.00000
 52    03/25/08     04/25/08    62,059,911.57     8.63162     10.00000
 53    04/25/08     05/25/08    60,649,459.20     8.62130     10.00000
 54    05/25/08     06/25/08    59,271,449.06     8.61152     10.00000
 55    06/25/08     07/25/08    57,925,121.10     8.66160     10.00000
 56    07/25/08     08/25/08    56,609,994.06     8.65109     10.00000
 57    08/25/08     09/25/08    55,325,063.17     8.64061     10.00000
 58    09/25/08     10/25/08    54,069,620.04     8.63406     10.00000
 59    10/25/08     11/25/08    52,842,990.73     8.64605     10.00000
 60    11/25/08     12/25/08    51,644,625.90     8.67022     10.00000
 61    12/25/08     01/25/09    50,473,985.61     8.71694     10.00000
 62    01/25/09     02/25/09    49,330,484.43     8.70599     10.00000
 63    02/25/09     03/25/09    48,213,138.35     8.69508     10.00000
 64    03/25/09     04/25/09    47,121,336.63     8.68420     10.00000
 65    04/25/09     05/25/09    46,054,483.13     8.67576     10.00000
 66    05/25/09     06/25/09    45,012,004.41     8.67330     10.00000
 67    06/25/09     07/25/09    43,993,363.66     8.66556     10.00000
 68    07/25/09     08/25/09    42,997,977.86     8.65475     10.00000
 69    08/25/09     09/25/09    42,025,292.04     8.64397     10.00000
 70    09/25/09     10/25/09    41,074,778.09     8.63323     10.00000
 71    10/25/09     11/25/09    40,145,920.51     8.62252     10.00000
 72    11/25/09     12/25/09    39,238,216.09     8.61194     10.00000
 73    12/25/09     01/25/10    38,351,173.98     8.60130     10.00000
 74    01/25/10     02/25/10    37,484,314.26     8.59070     10.00000
 75    02/25/10     03/25/10    36,637,168.78     8.58013     10.00000
 76    03/25/10     04/25/10    35,809,280.59     8.56960     10.00000
 77    04/25/10     05/25/10    35,000,203.53     8.55911     10.00000
 78    05/25/10     06/25/10    34,209,502.08     8.54865     10.00000
 79    06/25/10     07/25/10    33,436,751.04     8.53823     10.00000
 80    07/25/10     08/25/10    32,681,535.30     8.52785     10.00000
 81    08/25/10     09/25/10    31,943,449.59     8.51750     10.00000
 82    09/25/10     10/25/10    31,222,098.24     8.50720     10.00000
 83    10/25/10     11/25/10    30,517,094.94     8.49693     10.00000
 84    11/25/10     12/25/10    29,828,062.53     8.48670     10.00000
 85    12/25/10     01/25/11    29,154,632.76     8.48108     10.00000
 86    01/25/11     02/25/11    28,496,472.02     8.47090     10.00000
 87    02/25/11     03/25/11    27,853,201.93     8.46075     10.00000
 88    03/25/11     04/25/11    27,224,479.76     8.45065     10.00000
 89    04/25/11     05/25/11    26,609,970.88     8.44058     10.00000
 90    05/25/11     06/25/11    26,009,348.56     8.43056     10.00000
 91    06/25/11     07/25/11    25,422,293.71     8.42057     10.00000
 92    07/25/11     08/25/11    24,848,494.81     8.41062     10.00000
 93    08/25/11     09/25/11    24,287,647.64     8.40072     10.00000
 94    09/25/11     10/25/11    23,739,455.13     8.39085     10.00000
 95    10/25/11     11/25/11    23,203,627.19     8.38102     10.00000
 96    11/25/11     12/25/11    22,679,880.54     8.37124     10.00000
 97    12/25/11     01/25/12    22,167,938.56     8.36149     10.00000
 98    01/25/12     02/25/12    21,667,531.09     8.35179     10.00000
 99    02/25/12     03/25/12    21,178,394.31     8.34212     10.00000
100    03/25/12     04/25/12    20,700,270.60     8.33250     10.00000
101    04/25/12     05/25/12    20,232,908.33     8.32292     10.00000
102    05/25/12     06/25/12    19,776,061.79     8.31338     10.00000

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

                             ONE MONTH LIBOR CAP #2

      BEGINNING      ENDING        NOTIONAL        LOWER        UPPER
MON    ACCRUAL       ACCRUAL      BALANCE ($)    COLLAR (%)   COLLAR (%)
------------------------------------------------------------------------
  1    12/29/03     01/25/04     78,193,717.00     6.37800     10.00000
  2    01/25/04     02/25/04     76,933,449.00     6.37900     10.00000
  3    02/25/04     03/25/04     75,637,632.00     6.37900     10.00000
  4    03/25/04     04/25/04     74,305,175.00     6.38000     10.00000
  5    04/25/04     05/25/04     72,935,329.00     6.38000     10.00000
  6    05/25/04     06/25/04     71,527,727.00     6.38100     10.00000
  7    06/25/04     07/25/04     70,082,340.00     6.39300     10.00000
  8    07/25/04     08/25/04     68,599,648.00     6.39300     10.00000
  9    08/25/04     09/25/04     67,080,330.00     6.39300     10.00000
 10    09/25/04     10/25/04     65,532,848.00     6.39300     10.00000
 11    10/25/04     11/25/04     64,001,598.00     6.39400     10.00000
 12    11/25/04     12/25/04     62,506,870.00     6.39400     10.00000
 13    12/25/04     01/25/05     61,047,772.00     6.40500     10.00000
 14    01/25/05     02/25/05     59,623,531.00     6.40500     10.00000
 15    02/25/05     03/25/05     58,233,196.00     6.40600     10.00000
 16    03/25/05     04/25/05     56,875,949.00     6.40600     10.00000
 17    04/25/05     05/25/05     55,550,975.00     6.40600     10.00000
 18    05/25/05     06/25/05     54,257,487.00     6.40700     10.00000
 19    06/25/05     07/25/05     52,994,719.00     6.41700     10.00000
 20    07/25/05     08/25/05     51,761,994.00     6.41700     10.00000
 21    08/25/05     09/25/05     50,558,510.00     6.41800     10.00000
 22    09/25/05     10/25/05     49,383,558.00     6.41800     10.00000
 23    10/25/05     11/25/05     48,236,443.00     6.41800     10.00000
 24    11/25/05     12/25/05     47,116,488.00     6.54200     10.00000
 25    12/25/05     01/25/06     46,023,771.00     7.46400     10.00000
 26    01/25/06     02/25/06     44,962,085.00     7.45900     10.00000
 27    02/25/06     03/25/06     43,925,330.00     7.45500     10.00000
 28    03/25/06     04/25/06     42,912,909.00     7.45000     10.00000
 29    04/25/06     05/25/06     41,924,235.00     7.44600     10.00000
 30    05/25/06     06/25/06     40,958,738.00     7.48600     10.00000
 31    06/25/06     07/25/06     40,016,030.00     7.84000     10.00000
 32    07/25/06     08/25/06     39,096,628.00     7.83400     10.00000
 33    08/25/06     09/25/06     38,198,706.00     7.82800     10.00000
 34    09/25/06     10/25/06     37,321,752.00     7.82100     10.00000
 35    10/25/06     11/25/06     36,465,263.00     7.81500     10.00000
 36    11/25/06     12/25/06     35,628,750.00     7.85600     10.00000
 37    12/25/06     01/25/07     34,811,876.00     8.39600     10.00000
 38    01/25/07     02/25/07     34,015,840.00     8.38900     10.00000
 39    02/25/07     03/25/07     33,238,299.00     8.38100     10.00000
 40    03/25/07     04/25/07     32,478,801.00     8.37200     10.00000
 41    04/25/07     05/25/07     31,736,919.00     8.36300     10.00000
 42    05/25/07     06/25/07     31,012,233.00     8.39500     10.00000
 43    06/25/07     07/25/07     30,304,426.00     8.65100     10.00000
 44    07/25/07     08/25/07     29,613,580.00     8.64600     10.00000
 45    08/25/07     09/25/07     28,938,720.00     8.63500     10.00000
 46    09/25/07     10/25/07     28,279,454.00     8.62500     10.00000
 47    10/25/07     11/25/07     27,635,412.00     8.61500     10.00000
 48    11/25/07     12/25/07     27,006,236.00     8.60600     10.00000
 49    12/25/07     01/25/08     26,391,576.00     8.65800     10.00000
 50    01/25/08     02/25/08     25,791,231.00     8.64800     10.00000
 51    02/25/08     03/25/08     25,204,718.00     8.64200     10.00000
 52    03/25/08     04/25/08     24,631,720.00     8.63200     10.00000
 53    04/25/08     05/25/08     24,071,908.00     8.62100     10.00000
 54    05/25/08     06/25/08     23,524,973.00     8.61200     10.00000
 55    06/25/08     07/25/08     22,990,612.00     8.66200     10.00000
 56    07/25/08     08/25/08     22,468,635.00     8.65100     10.00000
 57    08/25/08     09/25/08     21,958,643.00     8.64100     10.00000
 58    09/25/08     10/25/08     21,460,355.00     8.63400     10.00000
 59    10/25/08     11/25/08     20,973,503.00     8.64600     10.00000
 60    11/25/08     12/25/08     20,497,870.00     8.67000     10.00000
 61    12/25/08     01/25/09     20,033,240.00     8.71700     10.00000
 62    01/25/09     02/25/09     19,579,382.00     8.70600     10.00000
 63    02/25/09     03/25/09     19,135,904.00     8.69500     10.00000
 64    03/25/09     04/25/09     18,702,566.00     8.68400     10.00000
 65    04/25/09     05/25/09     18,279,129.00     8.67600     10.00000
 66    05/25/09     06/25/09     17,865,367.00     8.67300     10.00000
 67    06/25/09     07/25/09     17,461,066.00     8.66600     10.00000
 68    07/25/09     08/25/09     17,065,995.00     8.65500     10.00000
 69    08/25/09     09/25/09     16,679,934.00     8.64400     10.00000
 70    09/25/09     10/25/09     16,302,673.00     8.63300     10.00000
 71    10/25/09     11/25/09     15,934,007.00     8.62300     10.00000
 72    11/25/09     12/25/09     15,573,737.00     8.61200     10.00000
 73    12/25/09     01/25/10     15,221,668.00     8.60100     10.00000
 74    01/25/10     02/25/10     14,877,610.00     8.59100     10.00000
 75    02/25/10     03/25/10     14,541,376.00     8.58000     10.00000
 76    03/25/10     04/25/10     14,212,785.00     8.57000     10.00000
 77    04/25/10     05/25/10     13,891,660.00     8.55900     10.00000
 78    05/25/10     06/25/10     13,577,829.00     8.54900     10.00000
 79    06/25/10     07/25/10     13,271,123.00     8.53800     10.00000
 80    07/25/10     08/25/10     12,971,376.00     8.52800     10.00000
 81    08/25/10     09/25/10     12,678,428.00     8.51800     10.00000
 82    09/25/10     10/25/10     12,392,122.00     8.50700     10.00000
 83    10/25/10     11/25/10     12,112,304.00     8.49700     10.00000
 84    11/25/10     12/25/10     11,838,826.00     8.48700     10.00000
 85    12/25/10     01/25/11     11,571,540.00     8.48100     10.00000
 86    01/25/11     02/25/11     11,310,315.00     8.47100     10.00000
 87    02/25/11     03/25/11     11,054,999.00     8.46100     10.00000
 88    03/25/11     04/25/11     10,805,458.00     8.45100     10.00000
 89    04/25/11     05/25/11     10,561,558.00     8.44100     10.00000
 90    05/25/11     06/25/11     10,323,170.00     8.43100     10.00000
 91    06/25/11     07/25/11     10,090,166.00     8.42100     10.00000
 92    07/25/11     08/25/11      9,862,424.00     8.41100     10.00000
 93    08/25/11     09/25/11      9,639,823.00     8.40100     10.00000
 94    09/25/11     10/25/11      9,422,244.00     8.39100     10.00000
 95    10/25/11     11/25/11      9,209,572.00     8.38100     10.00000
 96    11/25/11     12/25/11      9,001,696.00     8.37100     10.00000
 97    12/25/11     01/25/12      8,798,505.00     8.36100     10.00000
 98    01/25/12     02/25/12      8,599,892.00     8.35200     10.00000
 99    02/25/12     03/25/12      8,405,753.00     8.34200     10.00000
100    03/25/12     04/25/12      8,215,985.00     8.33300     10.00000
101    04/25/12     05/25/12      8,030,487.00     8.32300     10.00000
102    05/25/12     06/25/12      7,849,164.00     8.31300     10.00000

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                    AVAILABLE       AVAILABLE
                    FUNDS CAP       FUNDS CAP
MON      DATE      (%) (1), (2)   (%) (1), (3)
----------------------------------------------
  1    1/25/2004       7.502          7.502
----------------------------------------------
  2    2/25/2004       6.536         10.217
----------------------------------------------
  3    3/25/2004       6.989         10.687
----------------------------------------------
  4    4/25/2004       6.540         10.246
----------------------------------------------
  5    5/25/2004       6.760         10.477
----------------------------------------------
  6    6/25/2004       6.545         10.271
----------------------------------------------
  7    7/25/2004       6.766         10.490
----------------------------------------------
  8    8/25/2004       6.550         10.283
----------------------------------------------
  9    9/25/2004       6.553         10.297
----------------------------------------------
 10   10/25/2004       6.774         10.520
----------------------------------------------
 11   11/25/2004       6.558         10.304
----------------------------------------------
 12   12/25/2004       6.780         10.527
----------------------------------------------
 13    1/25/2005       6.564         10.300
----------------------------------------------
 14    2/25/2005       6.567         10.303
----------------------------------------------
 15    3/25/2005       7.274         11.018
----------------------------------------------
 16    4/25/2005       6.574         10.316
----------------------------------------------
 17    5/25/2005       6.796         10.540
----------------------------------------------
 18    6/25/2005       6.580         10.323
----------------------------------------------
 19    7/25/2005       6.803         10.537
----------------------------------------------
 20    8/25/2005       6.569         10.390
----------------------------------------------
 21    9/25/2005       6.573         10.399
----------------------------------------------
 22   10/25/2005       6.628         11.151
----------------------------------------------
 23   11/25/2005       6.342         11.076
----------------------------------------------
 24   12/25/2005       6.559         11.195
----------------------------------------------
 25    1/25/2006       6.352          9.994
----------------------------------------------
 26    2/25/2006       6.357         10.026
----------------------------------------------
 27    3/25/2006       7.044         10.829
----------------------------------------------
 28    4/25/2006       6.368         10.243
----------------------------------------------
 29    5/25/2006       6.586         10.567
----------------------------------------------
 30    6/25/2006       6.379         10.271
----------------------------------------------
 31    7/25/2006       6.597         10.174
----------------------------------------------
 32    8/25/2006       6.390          9.950
----------------------------------------------
 33    9/25/2006       6.396          9.961
----------------------------------------------
 34   10/25/2006       6.612         10.590
----------------------------------------------
 35   11/25/2006       6.396         10.474
----------------------------------------------
 36   12/25/2006       6.616         10.704
----------------------------------------------
 37    1/25/2007       6.408          9.871
----------------------------------------------
 38    2/25/2007       6.386          9.852
----------------------------------------------
 39    3/25/2007       7.072         10.733
----------------------------------------------
 40    4/25/2007       6.389         10.090
----------------------------------------------
 41    5/25/2007       6.604         10.466
----------------------------------------------
 42    6/25/2007       6.392         10.141
----------------------------------------------
 43    7/25/2007       6.607         10.152
----------------------------------------------
 44    8/25/2007       6.396          9.866
----------------------------------------------
 45    9/25/2007       6.397          9.868
----------------------------------------------
 46   10/25/2007       6.612         10.207
----------------------------------------------
 47   11/25/2007       6.401          9.959
----------------------------------------------
 48   12/25/2007       6.616         10.243
----------------------------------------------
 49    1/25/2008       6.404          9.897
----------------------------------------------
 50    2/25/2008       6.405          9.898
----------------------------------------------
 51    3/25/2008       6.849         10.480
----------------------------------------------
 52    4/25/2008       6.409          9.948
----------------------------------------------
 53    5/25/2008       6.624         10.262
----------------------------------------------
 54    6/25/2008       6.412          9.977
----------------------------------------------
 55    7/25/2008       6.616         10.226
----------------------------------------------
 56    8/25/2008       6.404          9.943
----------------------------------------------
 57    9/25/2008       6.406          9.944
----------------------------------------------
 58   10/25/2008       6.577         10.385
----------------------------------------------
 59   11/25/2008       6.367         10.086
----------------------------------------------
 60   12/25/2008       6.581         10.340
----------------------------------------------
 61    1/25/2009       6.371          9.993
----------------------------------------------
 62    2/25/2009       6.373          9.994
----------------------------------------------
 63    3/25/2009       7.058         10.922
----------------------------------------------
 64    4/25/2009       6.377         10.012
----------------------------------------------
 65    5/25/2009       6.591         10.299
----------------------------------------------
 66    6/25/2009       6.380         10.003
----------------------------------------------
 67    7/25/2009       6.595         10.288
----------------------------------------------
 68    8/25/2009       6.384         10.002
----------------------------------------------
 69    9/25/2009       6.386         10.004
----------------------------------------------
 70   10/25/2009       6.601         10.291
----------------------------------------------
 71   11/25/2009       6.390         10.006
----------------------------------------------
 72   12/25/2009       6.605         10.293
----------------------------------------------
 73    1/25/2010       6.394         10.008
----------------------------------------------
 74    2/25/2010       6.396         10.009
----------------------------------------------
 75    3/25/2010       7.086         10.926
----------------------------------------------
 76    4/25/2010       6.406         10.018
----------------------------------------------
 77    5/25/2010       6.626         10.310
----------------------------------------------
 78    6/25/2010       6.419         10.034
----------------------------------------------
 79    7/25/2010       6.639         10.326
----------------------------------------------
 80    8/25/2010       6.431         10.050
----------------------------------------------
 81    9/25/2010       6.438         10.058
----------------------------------------------
 82   10/25/2010       6.660         10.351
----------------------------------------------
 83   11/25/2010       6.452         10.076
----------------------------------------------
 84   12/25/2010       6.674         10.368
----------------------------------------------
 85    1/25/2011       6.466         10.089
----------------------------------------------
 86    2/25/2011       6.473         10.098
----------------------------------------------
 87    3/25/2011       7.175         11.019
----------------------------------------------
 88    4/25/2011       6.488         10.118
----------------------------------------------
 89    5/25/2011       6.712         10.411
----------------------------------------------
 90    6/25/2011       6.503         10.138
----------------------------------------------
 91    7/25/2011       6.728         10.432
----------------------------------------------
 92    8/25/2011       6.519         10.159
----------------------------------------------
 93    9/25/2011       6.528         10.170
----------------------------------------------
 94   10/25/2011       6.754         10.464
----------------------------------------------
 95   11/25/2011       6.545         10.192
----------------------------------------------
 96   12/25/2011       6.772         10.487
----------------------------------------------
 97    1/25/2012       6.562         10.216
----------------------------------------------
 98    2/25/2012       6.571         10.228
----------------------------------------------
 99    3/25/2012       7.034         10.827
----------------------------------------------
100    4/25/2012       6.590         10.253
----------------------------------------------
101    5/25/2012       6.820         10.550
----------------------------------------------
102    6/25/2012         -           10.280
----------------------------------------------

1. Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period, then, multiplied by 30 and divided by the actual number of days in the related accrual period on such Distribution Date.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.12% and 1.22%, respectively.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.12% and 1.22% in month 1, respectively, both increasing to 20.00% in month 2 and thereafter. The values indicated include proceeds from 1ML Caps, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

                DISCOUNT MARGIN AND PRICE/YIELD TABLE (TO CALL)

                            0%              80%            100%           150%              200%
                       PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                          TO CALL         TO CALL         TO CALL        TO CALL          TO CALL
----------------------------------------------------------------------------------------------------
                        DISC MARGIN     DISC MARGIN     DISC MARGIN    DISC MARGIN      DISC MARGIN
----------------------------------------------------------------------------------------------------
A
          100.00000%              45              45              45              45              45

           WAL (YRS)           17.63            3.62            2.88            1.74            1.09
      MOD DURN (YRS)           15.10            3.47            2.79            1.71            1.09
    PRINCIPAL WINDOW   Jan04 - Mar32   Jan04 - Jun14   Jan04 - May12   Jan04 - May09   Jan04 - Nov06
----------------------------------------------------------------------------------------------------
M-1
          100.00000%              70              70              70              70              70

           WAL (YRS)           25.46            6.84            5.52            4.34            3.70
      MOD DURN (YRS)           20.41            6.41            5.24            4.19            3.60
    PRINCIPAL WINDOW   Jul24 - Mar32   Mar07 - Jun14   Feb07 - May12   Aug07 - May09   Nov06 - Oct07
----------------------------------------------------------------------------------------------------
M-2
          100.00000%             175             175             175             175             175

           WAL (YRS)           25.46            6.84            5.50            4.07            3.80
      MOD DURN (YRS)           17.97            6.13            5.04            3.83            3.61
    PRINCIPAL WINDOW   Jul24 - Mar32   Mar07 - Jun14   Jan07 - May12   Apr07 - May09   Aug07 - Oct07
----------------------------------------------------------------------------------------------------
M-3
          100.00000%             200             200             200             200             200

           WAL (YRS)           25.46            6.84            5.49            3.97            3.61
      MOD DURN (YRS)           17.45            6.07            4.99            3.72            3.41
    PRINCIPAL WINDOW   Jul24 - Mar32   Mar07 - Jun14   Jan07 - May12   Mar07 - May09   Jun07 - Oct07
----------------------------------------------------------------------------------------------------
B-1
          100.00000%             250             250             250             250             250

           WAL (YRS)           25.46            6.84            5.49            3.94            3.49
      MOD DURN (YRS)           16.47            5.95            4.91            3.64            3.27
    PRINCIPAL WINDOW   Jul24 - Mar32   Mar07 - Jun14   Jan07 - May12   Feb07 - May09   Apr07 - Oct07
----------------------------------------------------------------------------------------------------
B-2
          100.00000%             300             300             300             300             300

           WAL (YRS)           25.46            6.84            5.49            3.90            3.41
      MOD DURN (YRS)           15.57            5.82            4.82            3.57            3.16
    PRINCIPAL WINDOW   Jul24 - Mar32   Mar07 - Jun14   Jan07 - May12   Feb07 - May09   Mar07 - Oct07
----------------------------------------------------------------------------------------------------
B-3
           86.38094%             395             561             615             725             781

           WAL (YRS)           25.33            6.52            5.23            3.71            3.23
      MOD DURN (YRS)           14.66            5.37            4.45            3.30            2.92
    PRINCIPAL WINDOW   Jul24 - Mar32   Mar07 - May14   Jan07 - Apr12   Jan07 - Apr09   Feb07 - Sep07
----------------------------------------------------------------------------------------------------

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

                      DISCOUNT MARGIN TABLE (TO MATURITY)

                             0%             80%            100%            150%             200%
                       PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                        TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY
----------------------------------------------------------------------------------------------------
                        DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
----------------------------------------------------------------------------------------------------
A
          100.00000%              45              48              48              49              45

           WAL (YRS)           17.69            3.93            3.14            1.92            1.09
      MOD DURN (YRS)           15.14            3.72            3.01            1.87            1.09
    PRINCIPAL WINDOW   Jan04 - Aug33   Jan04 - Jul26   Jan04 - Nov22   Jan04 - Sep16   Jan04 - Nov06
----------------------------------------------------------------------------------------------------
M-1
          100.00000%              70              73              73              73              81

           WAL (YRS)           25.61            7.53            6.10            4.73            5.58
      MOD DURN (YRS)           20.50            6.97            5.73            4.54            5.31
    PRINCIPAL WINDOW   Jul24 - Jun33   Mar07 - Jun22   Feb07 - Feb19   Aug07 - Dec13   Nov06 - Jan13
----------------------------------------------------------------------------------------------------
M-2
          100.00000%             175             181             181             181             183

           WAL (YRS)           25.60            7.44            6.01            4.40            4.24
      MOD DURN (YRS)           18.03            6.56            5.43            4.11            3.99
    PRINCIPAL WINDOW   Jul24 - Apr33   Mar07 - Aug20   Jan07 - Aug17   Apr07 - Nov12   Aug07 - Apr10
----------------------------------------------------------------------------------------------------
M-3
          100.00000%             200             205             205             205             204

           WAL (YRS)           25.58            7.31            5.88            4.23            3.79
      MOD DURN (YRS)           17.50            6.40            5.29            3.93            3.57
    PRINCIPAL WINDOW   Jul24 - Feb33   Mar07 - May18   Jan07 - Sep15   Mar07 - Jul11   Jun07 - May09
----------------------------------------------------------------------------------------------------
B-1
          100.00000%             250             255             255             255             254

           WAL (YRS)           25.56            7.18            5.78            4.12            3.62
      MOD DURN (YRS)           16.51            6.18            5.11            3.80            3.38
    PRINCIPAL WINDOW   Jul24 - Dec32   Mar07 - Mar17   Jan07 - Sep14   Feb07 - Nov10   Apr07 - Nov08
----------------------------------------------------------------------------------------------------
B-2
          100.00000%             300             302             302             302             302

           WAL (YRS)           25.51            6.97            5.61            3.98            3.46
      MOD DURN (YRS)           15.59            5.91            4.90            3.63            3.20
    PRINCIPAL WINDOW   Jul24 - Aug32   Mar07 - Dec15   Jan07 - Aug13   Feb07 - Mar10   Mar07 - May08
----------------------------------------------------------------------------------------------------
B-3
           86.38094%             395             561             615             725             781

           WAL (YRS)           25.33            6.52            5.23            3.71            3.23
      MOD DURN (YRS)           14.66            5.37            4.45            3.30            2.92
    PRINCIPAL WINDOW   Jul24 - Mar32   Mar07 - May14   Jan07 - Apr12   Jan07 - Apr09   Feb07 - Sep07
----------------------------------------------------------------------------------------------------

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

TO MATURITY

         PERCENTAGE OF CLASS A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                        0% PRICING   80% PRICING  100% PRICING  150% PRICING    200% PRICING
       DATE                SPEED        SPEED         SPEED        SPEED            SPEED
       ----                -----        -----         -----        -----            -----
Initial Percentage          100          100           100          100              100
    25-Dec-04                99           77            72           59               46
    25-Dec-05                97           58            50           31               15
    25-Dec-06                96           43            33           13                0
    25-Dec-07                94           33            27           13                0
    25-Dec-08                92           27            20            9                0
    25-Dec-09                90           21            15            6                0
    25-Dec-10                88           17            12            4                0
    25-Dec-11                85           14             9            3                0
    25-Dec-12                83           11             7            2                0
    25-Dec-13                80            9             5            1                0
    25-Dec-14                77            7             4            1                0
    25-Dec-15                74            6             3            *                0
    25-Dec-16                71            4             2            0                0
    25-Dec-17                67            4             2            0                0
    25-Dec-18                64            3             1            0                0
    25-Dec-19                60            2             1            0                0
    25-Dec-20                56            2             *            0                0
    25-Dec-21                51            1             *            0                0
    25-Dec-22                47            1             0            0                0
    25-Dec-23                43            1             0            0                0
    25-Dec-24                39            *             0            0                0
    25-Dec-25                35            *             0            0                0
    25-Dec-26                32            0             0            0                0
    25-Dec-27                28            0             0            0                0
    25-Dec-28                24            0             0            0                0
    25-Dec-29                19            0             0            0                0
    25-Dec-30                14            0             0            0                0
    25-Dec-31                 9            0             0            0                0
    25-Dec-32                 4            0             0            0                0
    25-Dec-33                 0            0             0            0                0

WAL (yrs)                  17.69         3.93         3.14          1.92            1.09
Principal Window        Jan04-Aug33  Jan04-Jul26   Jan04-Nov22  Jan04-Sep16      Jan04-Nov06

* = less than 0.5%

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                        0% PRICING   80% PRICING  100% PRICING  150% PRICING    200% PRICING
       DATE                SPEED        SPEED         SPEED        SPEED            SPEED
       ----                -----        -----         -----        -----            -----
Initial Percentage          100          100           100          100              100
    25-Dec-04               100          100           100          100              100
    25-Dec-05               100          100           100          100              100
    25-Dec-06               100          100           100          100               85
    25-Dec-07               100           84            67           56               85
    25-Dec-08               100           67            50           23               64
    25-Dec-09               100           54            38           15               36
    25-Dec-10               100           43            29           10               18
    25-Dec-11               100           35            22            7                7
    25-Dec-12               100           28            17            4                *
    25-Dec-13               100           22            13            0                0
    25-Dec-14               100           18            10            0                0
    25-Dec-15               100           14             7            0                0
    25-Dec-16               100           11             6            0                0
    25-Dec-17               100            9             3            0                0
    25-Dec-18               100            7             *            0                0
    25-Dec-19               100            5             0            0                0
    25-Dec-20               100            4             0            0                0
    25-Dec-21               100            1             0            0                0
    25-Dec-22               100            0             0            0                0
    25-Dec-23               100            0             0            0                0
    25-Dec-24                97            0             0            0                0
    25-Dec-25                88            0             0            0                0
    25-Dec-26                79            0             0            0                0
    25-Dec-27                69            0             0            0                0
    25-Dec-28                59            0             0            0                0
    25-Dec-29                48            0             0            0                0
    25-Dec-30                36            0             0            0                0
    25-Dec-31                23            0             0            0                0
    25-Dec-32                 9            0             0            0                0
    25-Dec-33                 0            0             0            0                0

WAL (yrs)                  25.61        7.53          6.10          4.73            5.58
Principal Window        Jul24-Jun33  Mar07-Jun22   Feb07-Feb19   Aug07-Dec13     Nov06-Jan13

* = less than 0.5%

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                        0% PRICING   80% PRICING  100% PRICING  150% PRICING    200% PRICING
       DATE                SPEED        SPEED         SPEED        SPEED            SPEED
       ----                -----        -----         -----        -----            -----
Initial Percentage          100          100           100          100              100
    25-Dec-04               100          100           100          100              100
    25-Dec-05               100          100           100          100              100
    25-Dec-06               100          100           100          100              100
    25-Dec-07               100           84            67           36               57
    25-Dec-08               100           67            50           23               10
    25-Dec-09               100           54            38           15                2
    25-Dec-10               100           43            29           10                0
    25-Dec-11               100           35            22            5                0
    25-Dec-12               100           28            17            0                0
    25-Dec-13               100           22            13            0                0
    25-Dec-14               100           18            10            0                0
    25-Dec-15               100           14             6            0                0
    25-Dec-16               100           11             2            0                0
    25-Dec-17               100            9             0            0                0
    25-Dec-18               100            5             0            0                0
    25-Dec-19               100            2             0            0                0
    25-Dec-20               100            0             0            0                0
    25-Dec-21               100            0             0            0                0
    25-Dec-22               100            0             0            0                0
    25-Dec-23               100            0             0            0                0
    25-Dec-24                97            0             0            0                0
    25-Dec-25                88            0             0            0                0
    25-Dec-26                79            0             0            0                0
    25-Dec-27                69            0             0            0                0
    25-Dec-28                59            0             0            0                0
    25-Dec-29                48            0             0            0                0
    25-Dec-30                36            0             0            0                0
    25-Dec-31                23            0             0            0                0
    25-Dec-32                 9            0             0            0                0
    25-Dec-33                 0            0             0            0                0

WAL (yrs)                  25.60        7.44          6.01          4.40            4.24
Principal Window        Jul24-Apr33  Mar07-Aug20   Jan07-Aug17   Apr07-Nov12    Aug07-Apr10

* = less than 0.5%

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                        0% PRICING   80% PRICING  100% PRICING  150% PRICING    200% PRICING
       DATE                SPEED        SPEED         SPEED        SPEED            SPEED
       ----                -----        -----         -----        -----            -----
Initial Percentage          100          100           100          100              100
    25-Dec-04               100          100           100          100              100
    25-Dec-05               100          100           100          100              100
    25-Dec-06               100          100           100          100              100
    25-Dec-07               100           84            67           36               18
    25-Dec-08               100           67            50           23                8
    25-Dec-09               100           54            38           15                0
    25-Dec-10               100           43            29            9                0
    25-Dec-11               100           35            22            0                0
    25-Dec-12               100           28            17            0                0
    25-Dec-13               100           22            13            0                0
    25-Dec-14               100           18             7            0                0
    25-Dec-15               100           14             0            0                0
    25-Dec-16               100           11             0            0                0
    25-Dec-17               100            3             0            0                0
    25-Dec-18               100            0             0            0                0
    25-Dec-19               100            0             0            0                0
    25-Dec-20               100            0             0            0                0
    25-Dec-21               100            0             0            0                0
    25-Dec-22               100            0             0            0                0
    25-Dec-23               100            0             0            0                0
    25-Dec-24                97            0             0            0                0
    25-Dec-25                88            0             0            0                0
    25-Dec-26                79            0             0            0                0
    25-Dec-27                69            0             0            0                0
    25-Dec-28                59            0             0            0                0
    25-Dec-29                48            0             0            0                0
    25-Dec-30                36            0             0            0                0
    25-Dec-31                23            0             0            0                0
    25-Dec-32                 6            0             0            0                0
    25-Dec-33                 0            0             0            0                0

WAL (yrs)                 25.58         7.31          5.88         4.23             3.79
Principal Window        Jul24-Feb33  Mar07-May18   Jan07-Sep15   Mar07-Jul11     Jun07-May09

* = less than 0.5%

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                        0% PRICING   80% PRICING  100% PRICING  150% PRICING    200% PRICING
       DATE                SPEED        SPEED         SPEED        SPEED            SPEED
       ----                -----        -----         -----        -----            -----
Initial Percentage          100          100           100          100              100
    25-Dec-04               100          100           100          100              100
    25-Dec-05               100          100           100          100              100
    25-Dec-06               100          100           100          100              100
    25-Dec-07               100           84            67           36               18
    25-Dec-08               100           67            50           23                0
    25-Dec-09               100           54            38           15                0
    25-Dec-10               100           43            29            0                0
    25-Dec-11               100           35            22            0                0
    25-Dec-12               100           28            17            0                0
    25-Dec-13               100           22             9            0                0
    25-Dec-14               100           18             0            0                0
    25-Dec-15               100           14             0            0                0
    25-Dec-16               100            2             0            0                0
    25-Dec-17               100            0             0            0                0
    25-Dec-18               100            0             0            0                0
    25-Dec-19               100            0             0            0                0
    25-Dec-20               100            0             0            0                0
    25-Dec-21               100            0             0            0                0
    25-Dec-22               100            0             0            0                0
    25-Dec-23               100            0             0            0                0
    25-Dec-24                97            0             0            0                0
    25-Dec-25                88            0             0            0                0
    25-Dec-26                79            0             0            0                0
    25-Dec-27                69            0             0            0                0
    25-Dec-28                59            0             0            0                0
    25-Dec-29                48            0             0            0                0
    25-Dec-30                36            0             0            0                0
    25-Dec-31                23            0             0            0                0
    25-Dec-32                 0            0             0            0                0
    25-Dec-33                 0            0             0            0                0

WAL (yrs)                  25.56        7.18          5.78          4.12            3.62
Principal Window        Jul24-Dec32  Mar07-Mar17   Jan07-Sep14   Feb07-Nov10     Apr07-Nov08

* = less than 0.5%

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                        0% PRICING   80% PRICING  100% PRICING  150% PRICING    200% PRICING
       DATE                SPEED        SPEED         SPEED        SPEED            SPEED
       ----                -----        -----         -----        -----            -----
Initial Percentage          100          100           100          100              100
    25-Dec-04               100          100           100          100              100
    25-Dec-05               100          100           100          100              100
    25-Dec-06               100          100           100          100              100
    25-Dec-07               100           84            67           36               11
    25-Dec-08               100           67            50           23                0
    25-Dec-09               100           54            38            4                0
    25-Dec-10               100           43            29            0                0
    25-Dec-11               100           35            22            0                0
    25-Dec-12               100           28             9            0                0
    25-Dec-13               100           22             0            0                0
    25-Dec-14               100           11             0            0                0
    25-Dec-15               100            0             0            0                0
    25-Dec-16               100            0             0            0                0
    25-Dec-17               100            0             0            0                0
    25-Dec-18               100            0             0            0                0
    25-Dec-19               100            0             0            0                0
    25-Dec-20               100            0             0            0                0
    25-Dec-21               100            0             0            0                0
    25-Dec-22               100            0             0            0                0
    25-Dec-23               100            0             0            0                0
    25-Dec-24                97            0             0            0                0
    25-Dec-25                88            0             0            0                0
    25-Dec-26                79            0             0            0                0
    25-Dec-27                69            0             0            0                0
    25-Dec-28                59            0             0            0                0
    25-Dec-29                48            0             0            0                0
    25-Dec-30                36            0             0            0                0
    25-Dec-31                23            0             0            0                0
    25-Dec-32                 0            0             0            0                0
    25-Dec-33                 0            0             0            0                0

WAL (yrs)                  25.51        6.97          5.61         3.98             3.46
Principal Window        Jul24-Aug32  Mar07-Dec15   Jan07-Aug13   Feb07-Mar10     Mar07-May08

* = less than 0.5%

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

TO MATURITY

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                        0% PRICING   80% PRICING  100% PRICING  150% PRICING    200% PRICING
       DATE                SPEED        SPEED         SPEED        SPEED            SPEED
       ----                -----        -----         -----        -----            -----
Initial Percentage          100          100           100          100              100
    25-Dec-04               100          100           100          100              100
    25-Dec-05               100          100           100          100              100
    25-Dec-06               100          100           100          100              100
    25-Dec-07               100           84            67           34                0
    25-Dec-08               100           67            50            7                0
    25-Dec-09               100           54            38            0                0
    25-Dec-10               100           43            19            0                0
    25-Dec-11               100           31             4            0                0
    25-Dec-12               100           16             0            0                0
    25-Dec-13               100            4             0            0                0
    25-Dec-14               100            0             0            0                0
    25-Dec-15               100            0             0            0                0
    25-Dec-16               100            0             0            0                0
    25-Dec-17               100            0             0            0                0
    25-Dec-18               100            0             0            0                0
    25-Dec-19               100            0             0            0                0
    25-Dec-20               100            0             0            0                0
    25-Dec-21               100            0             0            0                0
    25-Dec-22               100            0             0            0                0
    25-Dec-23               100            0             0            0                0
    25-Dec-24                97            0             0            0                0
    25-Dec-25                88            0             0            0                0
    25-Dec-26                79            0             0            0                0
    25-Dec-27                69            0             0            0                0
    25-Dec-28                59            0             0            0                0
    25-Dec-29                48            0             0            0                0
    25-Dec-30                34            0             0            0                0
    25-Dec-31                 6            0             0            0                0
    25-Dec-32                 0            0             0            0                0
    25-Dec-33                 0            0             0            0                0

WAL (yrs)                  25.33        6.52          5.23          3.71            3.23
Principal Window        Jul24-Mar32  Mar07-May14   Jan07-Apr12   Jan07-Apr09     Feb07-Sep07

* = less than 0.5%

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.